                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                        The McGraw-Hill Companies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                        The McGraw-Hill Companies, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

1221 Avenue of the Americas
New York, NY 10020

                                               [The McGraw-Hill Companies Logo]

                                                                  March 21, 1996

DEAR SHAREHOLDER:

On behalf of the Board of Directors and management, we cordially invite you to the Annual Meeting of Shareholders to be held Wednesday, April 24, 1996, at 11 A.M., at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York City.

At the Annual Meeting, we are asking shareholders to vote for the election of directors, for the ratification of the appointment of independent auditors, and for approval of the 1996 Key Executive Short-Term Incentive Compensation Plan and the Director Deferred Stock Ownership Plan. These matters, together with a shareholder proposal which may be brought before the meeting, are more fully described in the accompanying Notice of Meeting and Proxy Statement. For the reasons set forth in the Proxy Statement, your Board of Directors recommends that you vote FOR Items 1, 2, 3 and 4 and AGAINST Item 5 as set forth on the enclosed Proxy Card.

At the Annual Meeting, there will also be a report to shareholders regarding the operations of The McGraw-Hill Companies, Inc. In addition, time will be made available for shareholders to discuss the formal business items as well as to ask other questions about The McGraw-Hill Companies' operations.

It is important that your shares be voted at the meeting in accordance with your preference whether or not you plan to attend in person. We urge you to specify your choices on the matters presented by filling in the appropriate boxes on the enclosed Proxy Card. Please sign, date and return the Proxy Card in the prepaid envelope provided. Your cooperation in promptly returning the Proxy Card will save your Corporation additional solicitation costs and is appreciated. If you do attend the meeting and wish to vote in person, you may withdraw your Proxy at that time.

                                          Sincerely,

                                          /s/ JOSEPH L. DIONNE
                                          --------------------------------
                                          JOSEPH L. DIONNE
                                          Chairman of the Board and Chief
                                          Executive Officer

1221 Avenue of the Americas
New York, NY 10020

                                               [The McGraw-Hill Companies Logo]


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 24, 1996

To the Shareholders of The McGraw-Hill Companies, Inc.:

The Annual Meeting of Shareholders of The McGraw-Hill Companies, Inc. (the "Corporation") will be held at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York, New York 10020, Wednesday, April 24, 1996, at 11 A.M., for the purpose of considering and voting upon the following:

1. Election of seven directors;

2. Approval of the 1996 Key Executive Short-Term Incentive Compensation Plan;

3. Approval of the Director Deferred Stock Ownership Plan;

4. Ratification of the appointment of independent auditors for 1996;

5. Shareholder proposal requesting elimination of election of directors by classes; and

6. Such other business as may properly come before the Meeting or any adjournment thereof.

Information relating to the above matters is set forth in the accompanying Proxy Statement.

In accordance with the By-Laws and resolutions of the Board of Directors, only shareholders of record at the close of business on March 11, 1996 shall be entitled to notice of and to vote at the Meeting.

                                      By Order of the Board of Directors

                                      SCOTT L. BENNETT
                                      Senior Vice President, Associate General
                                      Counsel and Secretary

                                      New York, New York
                                      March 21, 1996

--------------------------------------------------------------------------------

      Please sign and return the enclosed proxy in the envelope provided.
            No postage is necessary, if mailed in the United States.
--------------------------------------------------------------------------------

THE MCGRAW-HILL COMPANIES, INC.

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 24, 1996

                                PROXY STATEMENT

To the Shareholders of The McGraw-Hill Companies, Inc.:

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of The McGraw-Hill Companies, Inc. (the "Corporation") for use at the Annual Meeting of Shareholders to be held at 11 A.M. on April 24, 1996, at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York, New York, and at any adjournment thereof. A Notice of Meeting is attached hereto and a form of proxy is enclosed.

THE PROXY

The persons named as proxies were selected by the Board of Directors of the Corporation and are officers of the Corporation.

When the proxies in the enclosed form are properly executed and returned, the shares they represent will be voted at the Meeting. If a shareholder participates in the Corporation's Dividend Reinvestment Plan, any proxy given by such shareholder will also govern the voting of all shares held for the shareholder's account under the Dividend Reinvestment Plan, unless contrary instructions are received. Any shareholder giving a proxy has the power to revoke it at any time before it is voted at the Meeting by filing with the Secretary of the Corporation an instrument revoking it or by filing a duly executed proxy bearing a later date.

The cost of soliciting proxies will be borne by the Corporation. The Corporation will request banks and brokers to solicit their customers who have a beneficial interest in the Corporation's shares registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses of such solicitations. In addition, officers and full-time employees of the Corporation may solicit proxies by telephone, telegraph or personal interview. The Corporation has retained Kissel-Blake Inc. to assist in the solicitation of proxies. It is estimated the Corporation will pay Kissel-Blake a fee of $16,500 for these services.

These proxy materials are being mailed to shareholders of the Corporation commencing on March 21, 1996. A copy of the 1995 Annual Report to Shareholders was mailed to shareholders on March 14, 1996.

VOTING SECURITIES

The outstanding securities of the Corporation on March 11, 1996 were 50,308,470 shares of Common Stock, par value $1 per share, and 1,416 shares of $1.20 Convertible Preference Stock, par value $10 per share. Each share of Common Stock and $1.20 Convertible Preference Stock is entitled to one vote at the Meeting.

VOTING PROCEDURES

Under the New York Business Corporation Law (the "BCL") and the Corporation's Restated Certificate of Incorporation, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and $1.20 Convertible Preference Stock is necessary to constitute a quorum of shareholders to take action at this Annual Meeting. For these purposes, shares which are present, or represented by a proxy, at the Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any particular matter. Once a quorum of the shareholders is established, under the BCL and the Corporation's Restated Certificate of Incorporation, (A) the directors standing for election as set forth on pages 3 and 4 must be elected by a plurality of the votes cast; (B) the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preference Stock, voting together as a single class, is required to approve the Director Deferred Stock Ownership Plan, as described on pages 21 and 22 (Proposal Three); and (C) the affirmative vote of a majority of the votes cast is required to approve the 1996 Key Executive Short-Term Incentive Compensation Plan, as described on pages 17 through 20 (Proposal Two), the shareholder proposal as set forth on pages 23 and 24 (Proposal Five) and to ratify the appointment of the auditors as described on pages 22 and 23 (Proposal Four). For voting purposes (as opposed to for purposes of establishing a quorum) abstentions and broker non-votes will not be counted in determining whether the directors standing for election have been elected or whether any other item has been approved; however, with respect to the approval of the Director Deferred Stock Ownership Plan (Proposal Three) abstentions and broker non-votes will have the effect of a negative vote.

Votes at the Meeting will be tabulated by two inspectors of election appointed by the Board of Directors.

                         1. ELECTION OF SEVEN DIRECTORS

Under the Corporation's Restated Certificate of Incorporation, there are three classes of directors which are to be as equal in number as possible. Five directors, Vartan Gregorian, John T. Hartley, Peter O. Lawson-Johnston, Paul J. Rizzo and James H. Ross, were elected in 1994 for three-year terms expiring at the 1997 Annual Meeting. Three directors, George B. Harvey, Richard H. Jenrette and Lois Dickson Rice, were elected in 1995 for three-year terms expiring at the 1998 Annual Meeting. None of these eight incumbent directors is standing for re-election at this Meeting.

Five directors, Joseph L. Dionne, Don Johnston, Linda Koch Lorimer, Harold W. McGraw III and Alva O. Way, are to be elected at this Meeting for three-year terms expiring at the 1999 Annual Meeting. Although Mr. Johnston will be elected to a three-year term at this Meeting, pursuant to the Board of Director's retirement age policy, he will be retiring from the Board at the 1997 Annual Meeting.

Robert P. McGraw was elected a director on July 26, 1995, by action of the Board of Directors taken pursuant to the Corporation's By-Laws, to a term expiring at the 1996 Annual Meeting. In addition, Pedro Aspe was elected a director on February 28, 1996, by action of the Board of Directors taken pursuant to the Corporation's By-Laws, to a term expiring at the 1996 Annual Meeting. Messrs. Aspe and McGraw are to be elected at this Annual Meeting for two-year terms expiring at the 1998 Annual Meeting.

Harold W. McGraw, Jr., a director of the Corporation from 1954 to 1988, Chairman of the Board from 1976 to 1988, and Chief Executive Officer of the Corporation from 1975 to 1983, retired from the Board after the 1988 Annual Meeting pursuant to the Board's retirement age policy. However, in recognition of Mr. McGraw's past service and contributions to the Corporation and to assure his continued close association with the Board and the Corporation, the Board of Directors several years ago elected Mr. McGraw permanently to the position of Chairman Emeritus.

                     THE BOARD OF DIRECTORS' RECOMMENDATION

Unless otherwise specified by the shareholder, the Board of Directors intends the accompanying proxy to be voted FOR the election of the named seven nominees as directors.

The Board of Directors does not contemplate that any nominee will be unable or unwilling to serve as a director. However, if that should occur, the individuals named as the proxies reserve the right to substitute another person as may be selected by the Board of Directors when voting at the Annual Meeting.

Following is information about each of the seven nominees for director who are being proposed for election at this Annual Meeting and about each of the eight incumbent directors.

--------------------------------------------------------------------------------

NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING AT THE 1998 ANNUAL MEETING

                     PEDRO ASPE, age 46, has been since January 1996 Chairman of the Board of Vector Casa de Bolsa, S.A. de C.V. ("Vector"), an investment banking firm in Mexico providing financial services to corporations, financial institutions and individual investors. Vector is a subsidiary of Pulsar International, S.A. de C.V., an industrial and financial company headquartered in Mexico. He has also been since January 1996 Managing Director and a partner of a newly formed investment banking unit of Vector aimed at
[PHOTO] attracting capital and technology to Mexico. Dr. Aspe has been since 1995 a professor at the Instituto Technologico Autonomo de Mexico, located in Mexico City. Dr. Aspe has held a number of positions with the Mexican government and was most recently the Secretary of Finance and Public Credit of Mexico from 1988 through 1994. Dr. Aspe is a member of the Advisory Board of the Massachusetts Institute of Technology and a member of the Board of Stanford University's Institute of International Studies. Dr. Aspe has served as a director of the Corporation since February 1996 and is a member of the Audit Committee.

--------------------------------------------------------------------------------

                     ROBERT P. MCGRAW, age 41, has been Executive Vice President of the Professional Publishing Group of the Corporation since 1989. He was Executive Vice President of the Healthcare Group from 1987 to 1989, and Group Vice
[PHOTO] President of that same group from 1985 to 1987. Prior to that he served in several key positions in the Health Professions Division: as General Manager from 1983 to 1985; as Editorial Director from 1982 to 1983; and as Editor from 1979 to 1982. He joined the Corporation in 1976 as a sales representative for the College Division. Mr. McGraw has served as a director of the Corporation since 1995 and is a member of the Financial Policy Committee. (a)

--------------------------------------------------------------------------------
NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING AT THE 1999 ANNUAL MEETING

                     JOSEPH L. DIONNE, age 62, has been Chairman of the Board and Chief Executive Officer of the Corporation since April 1988. He was President and Chief Executive Officer of the Corporation from 1983 to April 1988. Mr. Dionne was President and Chief Operating Officer of the Corporation from 1981 to 1983. He was Executive Vice President, Operations, of the Corporation from 1979 to 1981 and
[PHOTO] President of McGraw-Hill Information Systems Company from 1977 to 1979. He is a director of The Equitable Companies Incorporated, The Equitable Life Assurance Society of the United States, the Harris Corporation, Ryder Systems, Inc., Alexander & Alexander Services, Inc. and a Trustee of Hofstra University. Mr. Dionne has served as a director of the Corporation since 1981 and is Chairman of the Executive Committee.

--------------------------------------------------------------------------------
                     DON JOHNSTON, age 69, was from 1978 to 1987 Chairman and Chief Executive Officer of JWT Group, Inc., the parent company of various advertising agencies and public relations and market research firms, including the J. Walter Thompson Advertising Agency. Mr. Johnston is a
[PHOTO] director of The Equitable Life Assurance Society of the United States. He is a Trustee Emeritus of Johns Hopkins University and Chairman Emeritus of the International Executive Service Corps. Mr. Johnston has served as a director of the Corporation since 1986 and is Chairman of the Nominating and Corporate Governance Committee and is a member of the Compensation and Executive Committees.

--------------------------------------------------------------------------------
                     LINDA KOCH LORIMER, age 44, has been Vice President and Secretary of Yale University since 1995, having returned to Yale as Secretary of the University in 1993. She was President of Randolph-Macon Woman's College from 1987 to 1993 and was Associate Provost of Yale University from 1983
[PHOTO]              to 1987. She is a director of Sprint Corporation. Ms.
                     Lorimer also serves on the Board of Governors of the Center for Creative Leadership and is a director of Yale-New Haven Hospital. Ms. Lorimer has served as a director of the Corporation since 1994 and is a member of the Audit and Financial Policy Committees.

--------------------------------------------------------------------------------
                     HAROLD W. MCGRAW III, age 47, has been President and Chief Operating Officer of the Corporation since 1993. He was Executive Vice President, Operations, of the Corporation from 1989 to 1993. Prior to that he was President of the McGraw-Hill Financial Services Company, President of the McGraw-Hill Publications Company, publisher of
[PHOTO] McGraw-Hill's Aviation Week & Space Technology magazine and Vice President, Corporate Planning. Before joining the Corporation in 1980, he held several financial positions at the GTE Corporation. He is a Trustee of Hartley House (a New York City community settlement house). Mr. McGraw has served as a director of the Corporation since 1987 and is a member of the Financial Policy Committee. (a)

--------------------------------------------------------------------------------
                     ALVA O. WAY, age 66, is the Chairman of the Board of IBJ Schroder Bank & Trust Company and a consultant and a director of Schroder (PLC) (London). Mr. Way was the President of the Travelers Corporation, a financial services organization, from 1983 to 1984. He was President of the American Express Company from 1981 to 1983 and Vice Chairman from 1979 to 1981. Previously, Mr. Way was Senior Vice President -- Finance for the General Electric Company
[PHOTO] from 1977 to 1979 and its Financial Vice President from 1973 to 1977. He is a director of Ryder Systems, Inc., Gould, Inc., Guidant Corporation and Eli Lilly and Co. He is Chancellor of Brown University and a Trustee of the Committee for Economic Development. Mr. Way has served as a director of the Corporation since 1983 and is Chairman of the Financial Policy Committee and is a member of the Nominating and Corporate Governance and Executive Committees.

--------------------------------------------------------------------------------
DIRECTORS WHOSE TERMS EXPIRE AT THE 1997 ANNUAL MEETING

                     VARTAN GREGORIAN, age 61, has been President of Brown University and a Professor of History at Brown University since 1989. He was President and Chief Executive Officer of the New York Public Library from 1981 to 1989. Prior to 1981, Dr. Gregorian taught and held administrative posts at several American universities. Dr. Gregorian is a director of the Institute for Advanced Study, the J. Paul Getty Trust, the Aaron Diamond Foundation, the Institute for International Education, the International League for Human
[PHOTO] Rights, the Fund for Free Expression, the Brookings Institute and the Museum of Modern Art (New York). Dr. Gregorian is currently President Emeritus of the New York Public Library and was appointed by President Bush to be a member of the Fulbright Commission. He is also a member of the American Philosophical Society and a Fellow of the American Academy of Arts and Sciences. Dr. Gregorian has served as a director of the Corporation since 1990 and is a member of the Financial Policy Committee.

--------------------------------------------------------------------------------
                     JOHN T. HARTLEY, age 66, is Chairman of the Executive Committee and a director of the Harris Corporation, a supplier of information, communication and semiconductor systems, products and services to government and commercial markets worldwide. He was Chairman of the Board and Chief Executive Officer of the Harris Corporation from 1987 to 1995. Mr. Hartley was elected President and Chief Operating Officer of the Harris Corporation in 1982, Chief Executive Officer in 1986 and Chairman of the Board in 1987. Mr. Hartley is a director of The Equitable Companies Incorporated and The Equitable Life Assurance Society of the United States and formerly the Chairman of the National
[PHOTO] Association of Manufacturers. He was a member of President Reagan's and President Bush's National Security Telecommunications Advisory Committee and is a past Chairman of the Defense Policy Advisory Committee on Trade. Mr. Hartley is also a Trustee of the Florida Institute of Technology. Mr. Hartley has served as a director of the Corporation since 1989 and is a member of the Audit, Compensation, and Nominating and Corporate Governance Committees.

--------------------------------------------------------------------------------
                     PETER O. LAWSON-JOHNSTON, age 69, has been for more than the past five years a general partner in Guggenheim Brothers, a venture capital partnership. Mr. Lawson-Johnston is also Chairman of Zemex Corporation, a diversified industrial minerals and materials company. He is Chairman and a Trustee of the Solomon R. Guggenheim Foundation (which operates the Solomon R. Guggenheim
[PHOTO] Museums in New York City and the Peggy Guggenheim Collection in Venice, Italy), Chairman of the Board and a Trustee of the Harry Frank Guggenheim Foundation, President and a Trustee of the Lawrenceville School, and President and a director of Elgerbar Corporation. Mr. Lawson-Johnston has served as a director of the Corporation since 1975 and is a member of the Compensation and Nominating and Corporate Governance Committees.

--------------------------------------------------------------------------------
                     PAUL J. RIZZO, age 68, is a partner in Franklin Street Partners, an investment firm. He was Vice Chairman of the Board of International Business Machines Corporation, a manufacturer and distributor of advanced information technologies, from 1993 to December 1994. He was Dean of the Graduate School of Business Administration at the University of North Carolina from 1987 to 1993. He was Vice
[PHOTO] Chairman of the Board of Directors of the IBM Corporation from 1983 to 1987. Prior to that, Mr. Rizzo was Senior Vice President of the IBM Corporation from 1971 to 1982. He is a director of Johnson & Johnson, Ryder Systems, Inc. and Morgan Stanley Group Inc. Mr. Rizzo has served as a director of the Corporation since 1988 and is Chairman of the Compensation Committee and is a member of the Audit and Executive Committees.

--------------------------------------------------------------------------------
                     JAMES H. ROSS, age 57, was Chief Executive and Deputy Chairman of Cable & Wireless plc, an international provider of telecommunications services, between 1992 and 1995. He was a Managing Director of British Petroleum plc, which engages in all phases of the petroleum business, from 1991 to 1992, and Chairman and Chief Executive Officer of BP America Inc., a subsidiary of British Petroleum plc, from 1988 to 1991. He was Chief Executive Officer and Managing Director of BP Oil International Limited from 1986 to 1988.
[PHOTO] Prior to that, he was General Manager of Corporate Planning for British Petroleum plc from 1982 through 1985. Mr. Ross is a trustee of the Cleveland Orchestra, a member of the Advisory Board of the Center for Strategic and International Studies and Chairman of the Board of the Manchester Business School. Mr. Ross has served as a director of the Corporation since 1989 and is a member of the Financial Policy and Nominating and Corporate Governance Committees.

--------------------------------------------------------------------------------
DIRECTORS WHOSE TERMS EXPIRE AT THE 1998 ANNUAL MEETING

                     GEORGE B. HARVEY, age 64, has been Chairman, President and Chief Executive Officer of Pitney Bowes Inc., a manufacturer of office equipment and business supplies and provider of financial services, since 1983. Mr. Harvey was
[PHOTO] President and Chief Operating Officer of Pitney Bowes from 1981 to 1983. He is a director of Merrill Lynch, Pfizer, Inc. and Connecticut Mutual Life Insurance Company. Mr. Harvey has served as a director of the Corporation since 1985 and is Chairman of the Audit Committee and is a member of the Executive and Financial Policy Committees.

--------------------------------------------------------------------------------
                     RICHARD H. JENRETTE, age 66, was Chairman of the Board and Chief Executive Officer from 1990 to February 1996 of The Equitable Companies Incorporated. He was also Chairman of Equitable's wholly-owned investment banking subsidiary, Donaldson, Lufkin & Jenrette, Inc. Mr. Jenrette was
[PHOTO] Chairman of The Equitable Life Assurance Society of the United States, a mutual life insurance company, prior to its de-mutualization in 1992. He is a director of Groupe AXA, S.A. and Alliance Capital Management Corp. He is also a member of the Business Roundtable. Mr. Jenrette has served as a director of the Corporation since 1993 and is a member of the Financial Policy Committee.

--------------------------------------------------------------------------------
                     LOIS DICKSON RICE (Mrs. Alfred B. Fitt), age 63, has been a guest scholar since 1991 in the Economics Study Program at the Brookings Institute, a research and education organization. Prior to that she had been for more than five years Senior Vice President, Government Affairs, and a director of Control Data Corporation, which applies technology to specialized computer, information and management needs. She has held various positions with the College Board, an educational association, and from 1971
[PHOTO]              through 1981 served as one of its Vice Presidents. Mrs.
                     Rice is a director of Fleet Financial Group, International Multifoods, Hartford Steam Boiler Inspection and Insurance Company and Unum Corporation. Mrs. Rice is a Trustee of the Harry Frank Guggenheim Foundation, Reading Is Fundamental and the Center for Naval Analysis. She is a member of the President's Foreign Intelligence Advisory Board and a director of the Public Agenda Foundation. Mrs. Rice has served as a director of the Corporation since 1988 and is a member of the Audit and Compensation Committees.

--------------------------------------------------------------------------------

(a) Harold W. McGraw III and Robert P. McGraw are brothers and the sons of Harold W. McGraw, Jr.

--------------------------------------------------------------------------------

                    INFORMATION AS TO COMMITTEES, ATTENDANCE
                       AND FEES OF THE BOARD OF DIRECTORS

The Corporation's Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance Committees.

The Audit Committee is comprised of Mrs. Linda Koch Lorimer and Lois Dickson Rice and Messrs. Pedro Aspe, John T. Hartley, George B. Harvey, and Paul J. Rizzo. During 1995 the Audit Committee held three meetings. The functions performed by the Audit Committee include: (a) reviewing and approving the scope and coverage of the Corporation's annual audit and the division of duties between the Corporation's independent auditors and internal auditors; (b) discussing any significant difficulties encountered or significant findings made during the annual audit; (c) reviewing and approving the annual audit, financial statements and management letters following completion of the Corporation's annual audit; (d) reviewing with the Corporation's independent auditors and the Corporation's management the accounting systems, financial controls and procedures used by the Corporation; (e) reviewing and approving the scope of the duties of the internal audit function; (f) reviewing and approving, from time to time, with the Corporation's senior management the Corporation's Code of Business Ethics to determine compliance with such Code;
(g) reviewing and approving the annual audit budget and actual fees paid to the Corporation's independent auditors; and (h) recommending to the Board of Directors each year the firm of independent auditors to be retained for the following year.

The Compensation Committee is comprised of Mrs. Lois Dickson Rice and Messrs. John T. Hartley, Don Johnston, Peter O. Lawson-Johnston, and Paul J. Rizzo. During 1995 the Compensation Committee held six meetings. The functions performed by the Compensation Committee include: (a) establishing and approving the compensation to be paid to members of the Corporation's senior management;
(b) administering the Corporation's executive incentive plans; (c) administering the Corporation's stock incentive plans; and (d) authorizing and approving special compensation arrangements for senior management.

The Nominating and Corporate Governance Committee is comprised of Messrs. John
T. Hartley, Don Johnston, Peter O. Lawson-Johnston, James H. Ross and Alva O. Way. During 1995 the Nominating and Corporate Governance Committee held four meetings. The functions performed by the Committee include: (a) recommending to the Board of Directors the slate of nominees for election as directors at each Annual Meeting or for election by the Board of Directors on an interim basis;
(b) recommending to the Board of Directors individuals to fill vacancies on it;
(c) evaluating, on a continuing basis, possible candidates to serve on the Board of Directors; (d) recommending to the Board of Directors appropriate compensation to be paid to the directors; (e) administering the 1993 Stock Payment Plan For Directors and the Directors Retirement Plan; (f) determining whether any relationship exists between an outside director and the Corporation that might affect the status of the director as independent; and (g) making recommendations from time to time to the Board of Directors as to matters of corporate governance and periodically monitoring the Board's performance. The Nominating and Corporate Governance Committee is willing to consider recommendations of nominees by a shareholder if the shareholder submits the nomination in compliance with the advance notice, informational and other requirements set forth in the Corporation's By-Laws. Shareholders should direct such recommendations of nominees to the Nominating and Corporate Governance Committee, c/o the Secretary of the Corporation at 1221 Avenue of the Americas, New York, New York 10020. The Corporation's By-Laws also contain detailed procedures, including time limitations, which a shareholder must comply with in order to introduce an item of business at a meeting of shareholders.

In addition to the above mentioned three committees, the Corporation's Board of Directors has an Executive Committee and a Financial Policy Committee.

The Board of Directors of the Corporation held a total of eight meetings during 1995. All directors attended at least 75% of (1) all meetings of the Board of Directors and (2) all meetings of all board committees on which they served. The overall attendance record for all directors as a group during 1995 was 92.6%.

During 1995 outside directors received from the Corporation an annual fee of $30,000 for serving on the Board of Directors, plus $1,000 for each board meeting which they attended. In addition, outside directors received $800 for each meeting of the Audit, Compensation, Executive, Financial Policy and Nominating and Corporate Governance Committees which they attended. Inside directors, who are employees of the Corporation, do not receive any fees for serving on the board or for attending meetings of board committees. Under the 1993 McGraw-Hill Stock Payment Plan For Directors, twenty percent of the annual retainer fee is paid to the outside directors in the form of Common Stock in lieu of cash, together with a cash payment equal to the product of the number of shares of Common Stock issued to the director for the year as provided above multiplied by the aggregate cash dividends paid by the Corporation on a share of Common Stock during the year. Further, the Directors Retirement Plan provides for annual retirement and disability benefits to be paid to each non-employee director of the Corporation upon retirement at or after age 65 or in the event of disability in an amount equal to 10% of the then annual retainer fee for each year of service on the Board, provided that the director shall have been a Board member for at least five years.

On January 31, 1996, the Board of Directors approved certain compensation initiatives that seek to more closely align directors' compensation with the financial interests of shareholders by significantly increasing the percentage of such compensation payable in shares of the Corporation's Common Stock. First, the Board adopted the Director Deferred Stock Ownership Plan, subject to approval by the Corporation's shareholders at this Annual Meeting. In general, under this Plan, fifty percent of a director's total compensation during the year shall be paid in shares of the Corporation's Common Stock, which shall be credited on an annual basis to a bookkeeping account maintained for each non-employee director and which shall be delivered in the form of stock certificates at the time such director ceases to be a member of the Board. A full description of the Plan appears on pages 21 and 22. Second, the Board amended the 1993 Stock Payment Plan For Directors to provide that subject to the approval by the shareholders of the Director Deferred Stock Ownership Plan at this Annual Meeting, the 1993 Stock Payment Plan will be terminated as of June 30, 1996. Finally, the Board amended the Directors Retirement Plan to provide that current Board members shall not accrue any additional benefits under the Directors Retirement Plan after

June 30, 1996, and any future new Board members shall not participate in said Directors Retirement Plan.

Pursuant to the Director Deferred Compensation Plan, the Corporation currently has written agreements with Mrs. Linda Koch Lorimer and Lois Dickson Rice and Messrs. Vartan Gregorian, George B. Harvey, John T. Hartley, Richard H. Jenrette, Paul J. Rizzo and Alva O. Way, respectively, to defer payment to them of all or a portion of their annual cash retainer and board and committee meeting fees which would otherwise be due and payable to them in connection with their service on the Board of Directors. Interest on the deferred amount is to be based on the monthly equivalent of a corporate bond index for the preceding year plus 2% (up to a maximum of 150% of the bond index), except that with respect to agreements to defer entered into prior to December 3, 1986, interest will be payable at the average of a corporate bond index for the previous five calendar years plus an additional amount currently estimated at 6%.

INDEMNIFICATION

Each of the directors and certain of the executive officers have entered into an indemnification agreement with the Corporation pursuant to which each director and executive officer shall be indemnified against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred in any action or proceeding, whether civil or criminal, or any appeal therein, to the fullest extent permitted by the applicable provisions of the New York Business Corporation Law. Such indemnification will be reduced to the extent that a director or executive officer is effectively indemnified by directors' and officers' liability insurance maintained by the Corporation. The Corporation has for many years carried directors' and officers' liability insurance coverage. The Corporation's current insurance coverage was purchased for the one year period commencing at 12:01 a.m. on December 31, 1995 and extending through 12:01 a.m. of December 31, 1996, at an annual aggregate premium of approximately $755,000. This coverage, subject to a number of standard exceptions, indemnifies the directors and officers of the Corporation, whether elected or appointed, for liabilities or losses incurred in the performance of their duties up to an aggregate sum of $65,000,000. This coverage is also subject to the following deductibles: $5,000 per director or officer per claim; $50,000 for all directors and officers in the aggregate per claim; and $350,000 per loss for corporate reimbursement. The Corporation has purchased this insurance coverage from National Union Fire Insurance Company of Pittsburgh, PA.; Federal Insurance Company; and Great American Insurance Companies. No sums have been paid under this coverage to the Corporation or any directors or officers nor have any claims for reimbursement been made under this policy.

           BENEFICIAL OWNERSHIP OF THE CORPORATION'S COMMON STOCK (A)

The following table indicates the beneficial ownership of the Corporation's Common Stock as of February 6, 1996, by (1) each of the directors and nominees,
(2) the chief executive officer and the other four most highly compensated executive officers and (3) all directors, nominees and executive officers of the Corporation as a group, based upon information supplied by each of the directors, nominees and officers:


---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Right to
                                                                      Shared           Acquire
                                                  Sole Voting         Voting        Shares within        Total
                                                   Power and         Power and           60              Number
                                                      Sole            Shared           Days by         of Shares       Percent of
                                                   Investment         Invest-         Exercise        Beneficially       Common
          Name of Beneficial Owner                   Power          ment Power       of Options          Owned          Stock(a)
---------------------------------------------------------------------------------------------------------------------------------
Pedro Aspe(b)                                             250                                                  250         (c)
Robert J. Bahash                                       30,297                           46,104              76,401         (c)
Joseph L. Dionne(d)                                    99,026                          128,135             227,161         (c)
Vartan Gregorian                                          405                                                  405         (c)
John T. Hartley                                         1,204                                                1,204         (c)
George B. Harvey                                          898                                                  898         (c)
Richard H. Jenrette                                       204                                                  204         (c)
Don Johnston                                            2,204                                                2,204         (c)
Robert N. Landes                                       10,959                           16,474              27,433         (c)
Peter O. Lawson-Johnston                                2,204                                                2,204         (c)
  As a Trustee of a Trust(e)                                            4,700                                4,700         (c)
Linda Koch Lorimer                                        641                                                  641         (c)
Harold W. McGraw III                                   81,221                           59,732             140,953         (c)
Robert P. McGraw                                       22,683                           16,174              38,857         (c)
Lois Dickson Rice                                         404                                                  404         (c)
Paul J. Rizzo                                           1,204                                                1,204         (c)
James H. Ross                                             739                                                  739         (c)
Thomas J. Sullivan(f)                                  24,549                           48,109              72,658         (c)
Alva O. Way                                             1,204                                                1,204         (c)
All Directors and Executive Officers of the
  Corporation as a group (a total of 26
    persons, including those named
    above) (g)(h)                                     308,893           5,200          367,898             681,991        1.4%
----------------------------------------------------------------------------------------------------------------------------------

(a) To the Corporation's knowledge, no person is the beneficial owner of more than 5% of the Corporation's Common Stock other than (i) Delaware Management Company, Inc. ("Delaware Management") and (ii) Putnam Investments, Inc. ("Putnam"), both of which are registered investment advisers, and both of which in that capacity through operating subsidiaries manage client accounts. On February 13, 1996, Delaware Management advised the Corporation by furnishing the Corporation with its Schedule 13G filed with the Securities and Exchange Commission that it beneficially owned in the aggregate 4,683,290 shares or 9.36% of the outstanding Common Stock of the Corporation. On February 2, 1996, Putnam advised the Corporation by furnishing the Corporation with its Schedule 13G filed with the Securities and Exchange Commission that it beneficially owned in the aggregate 2,553,520 shares or 5.1% of the outstanding Common Stock of the Corporation. Delaware Management and Putnam have certified in their respective
Schedule 13G filings that the Corporation's Common Stock was acquired in the ordinary course of business and was not acquired for the purpose of changing or influencing control of the Corporation. None of the directors, nominees or officers owns securities of the Corporation other than Common Stock. The number of shares of Common Stock outstanding on February 6, 1996 (excluding treasury shares) was 50,066,772. The percent of Common Stock is based on such number of shares and is rounded off to the nearest one percent.

(b) Dr. Aspe was elected to the Board of Directors on February 28, 1996. On March 11, 1996 he purchased 250 shares of the Corporation's Common Stock.

(c) Less than 1%.

(d) Joan F. Dionne, the wife of Joseph L. Dionne, is the beneficial owner of 5,598 shares of Common Stock. These shares have not been included in the above table.

(e) The Trustee disclaims any beneficial interest in these shares.

(f) Thomas J. Sullivan, Jr., the son of Thomas J. Sullivan, is the beneficial owner of 2,164 shares of Common Stock. Frances D. Sullivan, the wife of Thomas
J. Sullivan, is the beneficial owner of 2,574 shares of Common Stock. Thomas J. Sullivan disclaims beneficial ownership of these shares, and they have not been included in the above table.

(g) Spouses and children of some members of this group may own other shares in which the members of this group disclaim any beneficial interest and which are not included in the above table.

(h) Harold W. McGraw, Jr., Chairman Emeritus of the Corporation, is the beneficial owner of 1,243,000 shares of Common Stock, which is approximately 2.5% of the Corporation's issued and outstanding Common Stock. In addition, Anne
P. McGraw, the wife of Harold W. McGraw, Jr., is the beneficial owner of 40,000 shares of Common Stock. None of these shares has been included in the above table.

                    INFORMATION AS TO EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation of the Corporation's chief executive officer and each of the other four most highly compen- sated executive officers (the "Named Officers") for services rendered in all capacities to the Corporation in 1993, 1994 and 1995:

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------
                                                                            LONG-TERM COMPENSATION
                                        ANNUAL COMPENSATION                   Awards            Payouts
           Name                                           Other       ----------------------   ----------     ALL
            and                                           Annual      Restricted  Securities   Long-Term     OTHER
         Principal                                       Compen-        Stock     Underlying   Incentive    COMPEN-
         Position           Year    Salary     Bonus     sation(a)    Awards(b)    Options      Payouts      SATION
--------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne            1995   $850,000   $678,181   $ 66,144         0         19,750     $1,234,935   $158,698(c)
  Chairman and              1994    800,000    739,480     63,737         0         19,750        958,056    174,607
  Chief Executive Officer   1993    750,000    669,008     65,689         0         19,750              0    151,377

Harold W. McGraw III        1995   $560,000   $382,973   $ 39,430         0         11,600     $  734,593   $ 89,756(c)
  President and             1994    528,500    400,904     36,113         0         11,600        488,700     82,104
  Chief Operating Officer   1993    479,167    351,707    142,612         0         10,000              0     71,057

Robert J. Bahash            1995   $390,000   $244,487   $ 27,814         0          7,000     $  529,506   $ 61,574(c)
  Executive Vice President, 1994    364,000    274,368     27,378         0          7,000        422,013     59,547
  Chief Financial Officer   1993    340,000    291,284     28,689         0          7,000              0     52,743

Thomas J. Sullivan          1995   $374,000   $234,457   $ 27,814         0          7,000     $  529,506   $ 58,897(c)
  Executive Vice President, 1994    340,000    246,934     27,378         0          7,000        422,013     58,696
  Administration            1993    325,500    228,132     28,689         0          7,000              0     54,409

Robert N. Landes(d)         1995   $349,500   $159,344   $ 11,009         0          2,800     $  205,488   $ 46,877(c)
  Senior Executive          1994    303,000    160,045     10,575         0          2,800        157,809     41,337
    Vice President          1993    290,500    168,074     10,855         0          2,800              0     38,491
--------------------------------------------------------------------------------------------------------------------

(a) Represents dividend equivalents paid on out-standing Long-Term Restricted Performance Share Awards.

(b) The number and value of Restricted Stock and Restricted Performance Share holdings at year end were as follows:

---------------------------------------------------------------
                                      1995
                 ----------------------------------------------
                             Unearned LTIP
                              Restricted               Value
                 Restricted   Performance               (at
                   Stock        Shares      Total    $87.125)*
---------------------------------------------------------------
J. L. Dionne            0        27,560     27,560   $2,401,165
H. W. McGraw III        0        16,429     16,429    1,431,377
R. J. Bahash            0        11,589     11,589    1,009,692
T. J. Sullivan          0        11,589     11,589    1,009,692
R. N. Landes            0         4,587      4,587      399,642
---------------------------------------------------------------

* Based on the closing price of the Corporation's Common Stock on December 31, 1995 of $87.125
Dividend equivalent payments equal to the dividend paid on the Corporation's Common Stock were paid in cash on Restricted Stock and Restricted Performance Shares in 1995.

(c) For 1995, the dollar value reported in this column includes the following items:

-------------------------------------------------------------
                                     1995 Company
                      Above Market   Contribution
                      Interest on     to Defined
                        Deferred     Contribution
                      Compensation       Plans        Total
-------------------------------------------------------------
J. L. Dionne             $9,227        $ 149,471     $158,698
H. W. McGraw III             --           89,756       89,756
R. J. Bahash                940           60,634       61,574
T. J. Sullivan            1,438           57,459       58,897
R. N. Landes                 --           46,877       46,877
-------------------------------------------------------------

(d) Mr. Landes retired from the Corporation on December 31, 1995.

                             OPTION GRANTS IN 1995

The following table sets forth all grants of stock options made during 1995 pursuant to the 1987 and 1993 Key Employee Stock Incentive Plans to the Named Officers in the Summary Compensation Table:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Potential Realizable Value at
                                                                                                Assumed Annual Rates of Stock
                                                                                                Price Appreciation for Option
                                                   Individual Grants                                       Term(a)
                                   --------------------------------------------------         --------------------------------------
                                   Number of    % of Total
                                   Securities    Options
                                   Underlying   Granted to     Exercise
                                    Options    Employees in    or Base     Expiration
               Name                 Granted        1995         Price         Date                 5%                   10%
------------------------------------------------------------------------------------------------------------------------------------
J. L. Dionne                         19,750(b)     4.50%       $67.1250    01/02/2005        $      833,738        $    2,112,855
H. W. McGraw III                     11,600(b)     2.64%       $67.1250    01/02/2005        $      489,689        $    1,240,968
R. J. Bahash                          7,000(b)     1.59%       $67.1250    01/02/2005        $      295,502        $      748,860
T. J. Sullivan                        7,000(b)     1.59%       $67.1250    01/02/2005        $      295,502        $      748,860
R. N. Landes                          2,800(b)     0.64%       $67.1250    12/30/1998(c)     $      118,201        $      299,544
All Shareholders                        N/A          N/A            N/A           N/A        $2,101,720,452(d)     $5,326,174,543(d)
All Optionees                       439,150         100%       $67.1307(e)        (e)        $   18,540,079        $   46,984,219
Optionees' Gain as % of
  All Shareholders' Gain                N/A          N/A            N/A           N/A                 0.88%                 0.88%
------------------------------------------------------------------------------------------------------------------------------------

(a) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the Securities and Exchange Commission for the maximum option term of 10 years and therefore are not intended to and may not accurately forecast possible future appreciation, if any, of the Corporation's Common Stock price.

(b) The awards, which were granted pursuant to the 1993 Key Employee Stock Incentive Plan, were for nonqualified stock options and provide that one-half of the option vests on January 3, 1996, the first anniversary of the grant, and the remaining one-half vests on January 3, 1997, the second anniversary of the grant. In the event of a change in control of the Corporation, the option becomes fully vested.

(c) In accordance with the Corporation's normal retirement policy and the post-retirement exercise period under the 1993 Key Employee Stock Incentive Plan, Mr. Landes' option will expire on December 30, 1998.

(d) The amount shown represents the hypothetical return to all shareholders of the Corporation's Common Stock assuming that all the shareholders purchased the Corporation's Common Stock at the close of business on January 3, 1995 at a purchase price of $67.1307, the average price for all optionees, and that all shareholders hold the Common Stock continuously for a ten-year period. The number of outstanding shares of Common Stock on January 3, 1995 was 49,782,450. The hypothetical return presented is not intended as a projection of the future performance of the Corporation's Common Stock, but rather is provided for illustrative purposes only.

(e) Expiration dates range from January 2, 2005 through February 21, 2005. $67.1307 represents the average exercise price of the grants to all optionees. All grants were made at the fair market value of the Corporation's Common Stock at the time of the grant.

       AGGREGATE OPTION EXERCISES IN 1995 AND 1995 YEAR-END OPTION VALUES

The following table sets forth information with respect to options exercised by each of the Named Officers during 1995 and the number and value of unexercised options as of December 31, 1995:

-------------------------------------------------------------------------------------------------------------
                                                        Number of Securities
                                                       Underlying Unexercised         Value of Unexercised
                                                             Options at               In-the-Money Options
                                                          December 31, 1995         at December 31, 1995(a)
                        Shares Acquired    Value     ---------------------------   --------------------------
         Name             on Exercise     Realized   Exercisable   Unexercisable   Exercisable  Unexercisable
-------------------------------------------------------------------------------------------------------------
J. L. Dionne                 6,375        $178,475     108,385         29,625      $2,943,347     $ 584,477
H. W. McGraw III               350           9,866      48,132         17,400       1,317,515       343,288
R. J. Bahash                 1,253          33,783      39,104         10,500       1,072,837       207,156
T. J. Sullivan               1,377          37,127      41,109         10,500       1,128,085       207,156
R. N. Landes                     0               0      16,474              0         381,561             0
-------------------------------------------------------------------------------------------------------------

(a) Based on the closing price of the Corporation's Common Stock on December 31, 1995 of $87.125 as reported on the New York Stock Exchange Composite Transactions Tape.

                    LONG TERM INCENTIVE PLAN AWARDS IN 1995

The following table sets forth information concerning long-term incentive awards granted during 1995 to the Named Officers pursuant to the 1993 Key Employee Stock Incentive Plan:


----------------------------------------------------------------------------------------------------------------
                                                                                    Estimated Future Payout
                                                                               Under Non-Stock Price Based Plans
                                                                               ---------------------------------
                                      Number of          Performance Period    Threshold    Target      Maximum
                                      Restricted               Until           Number of   Number of   Number of
             Name               Performance Shares(a)   Maturation or Payout    Shares      Shares      Shares
------------------------------  ----------------------  --------------------   ---------   ---------   ---------
J. L. Dionne                         9,497 shares              3 Years           1,899       9,497       14,246
H. W. McGraw III                     5,663 shares              3 Years           1,133       5,663        8,495
R. J. Bahash                         3,933 shares              3 Years             787       3,933        5,900
T. J. Sullivan                       3,933 shares              3 Years             787       3,933        5,900
R. N. Landes                         1,579 shares              3 Years(b)          316       1,579        2,369
----------------------------------------------------------------------------------------------------------------

(a) Restricted Performance Share Awards pursuant to the 1993 Key Employee Stock Incentive Plan with payment in the Corporation's Common Stock based upon the degree of achievement of a three-year cumulative compound earnings per share growth goal (the "EPS goal") maturing on December 31, 1997. The awards do not provide for interim payments (other than the payment of dividend equivalents). The threshold amount will be earned at the achievement of 60% of the EPS goal, the target amount will be earned at the achievement of 100% of the EPS goal and the maximum award amount will be earned at the achievement of 120% or more of the EPS goal. The Awards will be forfeited if the achievement is less than 60% of the EPS goal. The Restricted Performance Shares are entitled to dividend equivalent payments and voting rights comparable to the Corporation's Common Stock based upon the target number of shares awarded.

In the event of a change in control of the Corporation, all of the financial goals are deemed to have been satisfied, and the recipient will receive the target amount no later than the normal maturity date of the award.

(b) As a result of Mr. Landes' retirement on December 31, 1995, this award shall be prorated and payable in 1996, subject to the achievement of the performance goal through December 31, 1995.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's Common Stock with the cumulative total return of the S&P Composite-500 Stock Index and the cumulative total return for a group of peer companies for the five-year period commencing on January 1, 1991 and ending on December 31, 1995.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

     AMONG THE MCGRAW-HILL COMPANIES, S&P 500 INDEX AND PEER GROUP INDEX**

   MEASUREMENT PERIOD
  (FISCAL YEAR COVERED)    MCGRAW- HILL   S&P 500    PEER GROUP
1990                               100          100          100
1991                               113          130          128
1992                               126          140          140
1993                               144          155          161
1994                               147          157          150
1995                               198          215          192

Assumes $100 Invested on December 31, 1990 in The McGraw-Hill Companies Common Stock, S&P 500 Index and Peer Group Index

 * Total return assumes reinvestment of dividends.

** Companies comprising the Peer Group: Dow Jones & Company, Inc., The Dun &
   Bradstreet Corporation, Gannett Co., Inc., Houghton Mifflin Company, Knight-Ridder Inc., Meredith Corporation, The New York Times Company, The Times Mirror Company, and Tribune Company.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

INTRODUCTION

The McGraw-Hill Companies' executive compensation program (the "Program") is administered by the Compensation Committee of the Board of Directors (the "Committee") which is composed of the individuals listed below who are independent non-employee directors of the Corporation. The Committee has sole responsibility for all compensation matters with respect to the Corporation's senior management. The Committee regularly reports to the Board of Directors on its activities and decisions and meets in executive session with all non-employee directors at year end to review the CEO's performance.

PHILOSOPHY

The Program has been designed to enable the Corporation to attract, motivate and retain senior management by providing a fully competitive total compensation opportunity based on performance. The Program consists of three key elements:
(1) base salaries which reflect competitive marketplace data and evaluated individual performance; (2) annual incentive opportunities which are payable for the achievement of annual financial performance goals established by the Committee; and (3) long-term stock-based incentive opportunities consisting of annual grants of restricted performance shares, which are payable for the achievement of three-year financial performance goals established by the Committee, and annual stock option grants. The stock-based incentive opportunities are intended to align the interests of senior management with those of the Corporation's shareholders. The Corporation's executive compensation program is structured so that at higher management levels a larger portion of annual compensation is variable, based on company performance, and a larger portion of total compensation is composed of stock-based compensation. At the CEO level, approximately two-thirds of Mr. Dionne's total compensation package is at risk depending upon the Corporation's performance.

The Committee's policy with respect to the tax deductibility of executive compensation under Section 162(m) of the Internal Revenue Code is to qualify such compensation for deductibility where practicable. In this regard, the Corporation is presenting the 1996 Key Executive Short-Term Incentive Compensation Plan to shareholders for approval at this year's Annual Meeting. The Plan has been designed to fully comply with the requirements of Section 162(m) and, as such, all incentive payments earned under the Plan are expected to be tax deductible by the Corporation when paid.

Additionally, the Corporation has amended the 1993 and 1987 Key Employee Stock Incentive Plans to impose an individual limit on the maximum number of stock option shares which may be granted to participants to ensure that any stock option gains realized by the CEO and the other four most highly compensated proxy-named executives will be tax deductible by the Corporation. To ensure the continued tax deductibility of long-term incentive award payments, the Committee approved a written definition of earnings per share for use in determining payments for the CEO and the other four most highly compensated executives under the 1994 and 1995 Long-Term Restricted Performance Share Awards which mature at the end of 1996 and 1997, respectively. Finally, as it deems necessary, the Committee may defer payment of other non-deductible compensation to the CEO and the other four highest-paid executives until the payment of such compensation is determined to be tax deductible by the Corporation.

Following is a discussion of each of the elements of the Program and a description of the specific decisions and actions taken by the Committee with regard to 1995 compensation for the CEO.

PROGRAM COMPETITIVENESS

Each element of the Program is intended to be fully competitive with comparable elements of competitor companies in the publishing, information and media industry. Salary ranges are established for each position annually using a third-party consultant survey of compensation levels in the publishing, information and media industry, which includes reported data from companies in the peer group index of the Performance Graph (the "Peer Group"). The midpoints of the salary ranges are established to be competitive with the median base salary levels reported in the survey.

The annual incentive award opportunities are established by the Committee based on recommendations developed by an independent compensation consulting firm selected by the Committee. These recommended incentive opportunities are also competitive with median levels of competitor incentive opportunities using available incentive opportunity data for the competitor companies included in the Peer Group and incentive opportunity data from a third-party media industry compensation survey of other publishing, information and media companies.

The long-term incentive grant guidelines provide competitive long-term compensation opportunities if the assumptions as to goal achievement and stock price growth are realized. These restricted performance share and stock option grant guidelines were established by the Committee in late 1992 and are anticipated to remain in effect for a multiple-year period until reviewed and reset by the Committee. The grant guidelines are derived from general industry long-term incentive grant data which is adjusted by an independent compensation consultant to reflect median long-term incentive grant practices of publishing, information and media industry companies including those in the Peer Group.

ANNUAL SALARY AND INCENTIVE
COMPENSATION

Annual compensation for senior management consists of base salary and the annual incentive awards earned under the Key Executive Short-Term Incentive Compensation Plan. Base salaries are administered within a system designed to reflect the competitive marketplace, evaluated position responsibilities and individual performance. The base salaries for senior executives other than the CEO are recommended by Mr. Dionne based on the above criteria, and are reviewed and approved by the Committee.

Target awards established under the Key Executive Short-Term Incentive Compensation Plan are expressed as a percentage of each participant's base salary. Mr. Dionne's target annual incentive award for 1995 was 70% of salary. The maximum payment opportunity was set at 150% of the annual target award. Payment of the annual incentive awards for Mr. Dionne and the other executives named in the Summary Compensation Table was based on the Corporation's actual performance in relation to minimum, target and maximum earnings per share goals which were approved by the Committee at the beginning of the plan year. Each year, the Committee establishes annual performance goals which, in its view, represent a significant achievement in relation to the general outlook and prospects for publishing, information and media companies during the coming year and the Corporation's prior performance.

LONG-TERM INCENTIVE COMPENSATION

The long-term incentive compensation program for senior management consists of two types of annual stock awards: restricted performance shares and stock options. Restricted performance shares are granted annually under Committee-approved grant guidelines which relate the size of the awards to salary or salary range midpoints. The grant guideline for Mr. Dionne is 75% of salary. The awards vest at the end of a three-year award cycle within a range of 20% to 150% of the shares awarded based on the achievement of minimum, target and maximum cumulative compound earnings per share growth goals which are established by the Committee at the beginning of the award cycle. These restricted performance share awards are subject to forfeiture if the minimum performance goal is not attained, or if a participant's employment is terminated for certain reasons before the shares become vested. During the award cycle, participants receive dividend equivalent payments on the shares and have the right to vote the awarded shares.

The second component of the long-term incentive award program consists of stock options which provide participants with the right to purchase shares of The McGraw-Hill Companies Common Stock at its market value on the date of grant. These grants are awarded under Committee-approved guidelines which relate the number of shares to salary grade levels. Each stock option grant becomes exercisable in two equal annual installments commencing one year after grant, and each grant has a ten-year maximum term.

The size of the annual restricted performance share awards and stock option grants provided under the Committee-approved guidelines is not reduced for any current participant stock holdings or prior awards and is generally not dependent upon and not adjusted for individual or company performance except in unusual circumstances.

1995 CEO COMPENSATION AND COMPANY PERFORMANCE

Mr. Dionne's base salary is reviewed annually by the Committee which considers competitive CEO base salary information from the Peer Group companies, Mr. Dionne's individual performance and contributions since his last review, and the merit increase guidelines in effect for other salaried employees during this period. Effective January 1, 1995, the Committee increased Mr. Dionne's base salary by 6.3% to $850,000, based on its review and assessment of the factors and criteria described above.

In January 1995, the 1995 stock-based long-term incentive awards were granted to Mr. Dionne and the other named executives in accordance with the Committee-approved grant guidelines. Mr. Dionne's 1995 stock-based awards consist of 9,497 restricted performance shares which will mature on December 31, 1997, subject to the achievement of the Committee-approved earnings per share performance goals established for this award, and 19,750 stock option shares. These awards are disclosed in the Long-Term Incentive Plan Awards Table and the Option Grants Table along with the 1995 awards to the other named executives.

In early 1996, the Committee reviewed and approved the 1995 annual incentive award payments for Mr. Dionne and the other named executives under the Key Executive Short-Term Incentive Compensation Plan. These payments are shown in the Bonus column of the Summary Compensation Table. Based on the $4.55 earnings per share for 1995, as measured against the earnings per share payment goal established by the Committee at the beginning of the plan year, the earned incentive payments to the participants were equal to 113.98% of target opportunity which resulted in a 1995 short-term incentive payment to Mr. Dionne of $678,181.

Despite economic unevenness in some of The McGraw-Hill Companies' markets, 1995 was a successful year. Revenue for 1995 increased to $2.9 billion. Earnings per share for the year were $4.55 versus $4.10 for 1994. Additionally, shareholders realized a 1995 total return of 34.42% as compared to a 1995 total return of 28.20% for the Proxy Peer Group.

In early 1996, the Committee also reviewed and approved the degree of achievement and award payments to Mr. Dionne and the other named executives under the cumulative compound earnings per share growth goal established for the 1993 Long-Term Restricted Performance Share Award which matured on December 31, 1995. For purposes of this three-year Award, the Committee adjusted the earnings per share growth for the 1993 Plan Year to exclude (1) the unusual charges associated with the 1993 purchase of the 50% interest in the Macmillan/McGraw-Hill School Publishing Company which was not previously owned by the Corporation, and (2) the increase in corporate federal tax rates in 1993 under the Omnibus Budget Reconciliation Act which was approved retroactively to January 1, 1993. The resulting earnings per share growth for the Award cycle exceeded the maximum 150% payment goal established by the Committee for this Award. As a result, Mr. Dionne received a share payment of 13,846 shares representing 150% of his target award. The dollar value of Mr. Dionne's 1993 Award payout is shown in the LTIP Payout column of the Summary Compensation Table.

CLOSING STATEMENT

The Committee believes that the caliber and motivation of the Corporation's key employees and the quality of their leadership makes a significant difference in the long-term performance of the Corporation. The Committee further believes that compensation should vary with the Corporation's financial performance so that executives are well rewarded when performance meets or exceeds standards established by the Committee, and commensurately, there should be comparable downside risks to compensation when performance does not meet these standards.

In its view, the Committee believes that The McGraw-Hill Companies' executive compensation program is meeting and fulfilling the goals contained in the Program's philosophy.

The foregoing report has been furnished on behalf of the Board of Directors by the members of its Compensation Committee

  Paul J. Rizzo (Chairman)
  John T. Hartley
  Don Johnston
  Peter O. Lawson-Johnston
  Lois Dickson Rice

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised of Mrs. Lois Dickson Rice and Messrs. John T. Hartley, Don Johnston, Peter O. Lawson-Johnston and Paul J. Rizzo.

Mr. Joseph L. Dionne, the Corporation's Chairman and Chief Executive Officer, is a director of and chairman of the compensation committee of The Equitable Companies Incorporated and The Equitable Life Assurance Society of the United States. Mr. Richard H. Jenrette was until February 14, 1996 Chairman, Chief Executive Officer and a director of The Equitable Companies Incorporated and The Equitable Life Assurance Society of the United States, as well as being a director of The McGraw-Hill Companies.

Mr. Dionne is a director and a member of the compensation committee of the Harris Corporation. Mr. John T. Hartley is Chairman of the Executive Committee and a director of the Harris Corporation and a director of The McGraw-Hill Companies. Through June 30, 1995, Mr. Hartley was Chairman of the Board and Chief Executive Officer of the Harris Corporation. Effective July 1, 1995, Mr. Hartley became a member of the Compensation Committee of The McGraw-Hill Companies.

                        DEFINED BENEFIT RETIREMENT PLANS

The officers named in the Summary Compensation Table are entitled to retirement benefits under three defined benefit plans maintained by the Corporation: the Employee Retirement Plan ("ERP"), the Employee Retirement Plan Supplement ("ERP Supplement") and the Senior Executive Supplemental Death, Disability and Retirement Benefits Plan (the "Supplemental Benefits Plan"). Under the Supplemental Benefits Plan, a participant is entitled to receive upon normal retirement at age 65, an annual retirement benefit equal to 55% of the participant's highest rate of annual base salary and highest target opportunity under the Key Executive Short-Term Incentive Compensation Plan during the 36-month period before retirement, reduced by the participant's annual retirement benefits under ERP and ERP Supplement, the annual annuity value of a hypothetical savings account, the participant's annual retirement benefit under pension plans of any previous employers and the participant's annual Social Security retirement benefit.

ERP provides participants with retirement benefits based upon career compensation. These benefits are subject to limitation under certain provisions of the Internal Revenue Code. Prior to July 1, 1986, ERP required participants to make contributions to said Plan. Subsequent to July 1, 1986, ERP was amended so that the Corporation is to make all of the required contributions to the Plan and participants are no longer required to make contributions thereto. In addition, effective as of January 1, 1989, the benefit formula for service after December 31, 1988 was amended to be 1.4% of each year's earnings for participants age 45 with five years of continuous service as of June 30, 1986 and whose age and service totalled at least sixty, and 1.0% of each year's earnings for other participants, and the vesting schedule of ERP was amended to provide that participants are 100% vested after completion of five years of continuous service with the Corporation. Under ERP Supplement, participants are provided with retirement benefits which would have been provided under ERP except for the limitations imposed by the Internal Revenue Code.

The following table sets forth the annual benefits under ERP, ERP Supplement and the Supplemental Benefits Plan (computed based on a straight life annuity) payable upon retirement at age 65 to each of the Named Officers based upon the Corporation's contributions and the executive's 1995 compensation (salary and 1995 target opportunity under the Key-Executive Short-Term Incentive Compensation Plan for purposes of the Supplemental Benefits Plan), which are not subject to any deduction for Social Security benefits:

                         ANNUAL RETIREMENT BENEFIT FROM
                            CORPORATE CONTRIBUTIONS

-----------------------------------------------------------------------------------------------------------
                                                                                 Supplemental
                                                                 ERP and           Benefits
                            Name                              ERP Supplement         Plan           Total
------------------------------------------------------------  --------------     ------------     ---------
Joseph L. Dionne                                                 $244,000          $368,000       $ 612,000
Harold W. McGraw III                                             $182,000          $138,000       $ 320,000
Robert J. Bahash                                                 $114,000          $ 94,000       $ 208,000
Thomas J. Sullivan                                               $107,000          $116,000       $ 223,000
Robert N. Landes                                                 $ 81,000          $141,000       $ 222,000
-----------------------------------------------------------------------------------------------------------

Pursuant to the Supplemental Benefits Plan, in the event of involuntary termination of employment without cause or resignation of employment by the employee for good reason within two years after a change of control of the Corporation, or resignation by the employee for any reason during the thirty day period following the first anniversary of such change of control, participants shall receive a lump sum payment actuarially equivalent to the monthly retirement benefit they would have received based upon from 44% to 55% of their final monthly earnings and target opportunity under the Key Executive Short-Term Incentive Compensation Plan, depending upon their age at the date of termination. The Supplemental Benefits Plan is administered by the Compensation Committee of the Board of Directors, which Committee approves participants who are recommended by the Corporation's Chief Executive Officer.

SENIOR EXECUTIVE SEVERANCE PLAN

Effective January 28, 1987, the Board of Directors adopted the Senior Executive Severance Plan, which Plan provides that if the employment of a participating senior executive of the Corporation is involuntarily terminated without cause or the executive resigns for good reason, the executive shall receive a minimum severance payment of 12 months base salary and a maximum severance payment of 24 months base salary, the actual amount of severance to be based upon 1.6 multiplied by the number of years of continuous service with the Corporation. In addition, each participant shall continue to participate in the Corporation's retirement, life, medical and other insurance benefit plans and programs during the period the participant receives severance payments, or in lieu thereof, each participant shall receive an additional cash payment equal to 10% of the severance amount. The receipt of payments by participants pursuant to the Senior Executive Severance Plan is in lieu of receiving benefits pursuant to the Corporation's regular separation allowance plan, which plan is applicable to all full-time employees of the Corporation. On September 28, 1988 the Plan was amended to provide that benefits will be payable to participants who voluntarily terminate their employment within a thirty day period one year after a change in control of the Corporation has occurred. The Senior Executive Severance Plan is administered by the Compensation Committee of the Board of Directors, which Committee approves participants who are recommended by the Corporation's Chief Executive Officer.

2.   APPROVAL OF THE 1996 KEY EXECUTIVE SHORT-TERM INCENTIVE COMPENSATION PLAN

On November 29, 1995, the Board of Directors unanimously adopted the 1996 Key Executive Short-Term Incentive Compensation Plan (the "Plan"), subject to approval by the Corporation's shareholders at this Annual Meeting. The Plan is intended to increase the profitability of the Corporation by providing the opportunity for key executives to earn incentive payments based upon individual achievement and company per-formance. The Plan has the further purpose of fulfilling the Corporation's objective of offering a fully competitive total compensation package to its employees, thus enabling the Corporation to attract and retain executives of the highest caliber and ability. The Board of Directors has decided to seek shareholder approval for the Plan, so that compensation payable pursuant to the Plan can qualify for tax deductibility under Section 162(m) of the Internal Revenue Code (the "Code").

The Code was amended in 1993 to provide that, effective January 1, 1994, with certain exceptions, a publicly held corporation such as the Corporation could not take a federal income tax deduction for compensation paid to a "covered employee" in a taxable year to the extent that the compensation deduction exceeds $1,000,000. A "covered employee" is the Chief Executive Officer on the last day of the taxable year and any other officer who is among the four highest compensated officers (other than the CEO) as reported in the Proxy Statement. Generally, these would be the same officers named each year in the Summary Compensation Table in the Proxy Statement.

The $1,000,000 limit on deductibility does not apply to compensation that meets the requirements for "qualified performance-based compensation" under regulations adopted under the Code. These requirements include the following:
(i) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals, (ii) the performance goals must be timely established by a compensation committee comprised of solely two or more outside directors, (iii) the material terms of the performance goals must be disclosed to and approved by the shareholders, and (iv) the compensation committee must certify in writing prior to payment of the compensation that the performance goals and any other material terms were in fact satisfied.

        SUMMARY OF KEY EXECUTIVE SHORT-TERM INCENTIVE COMPENSATION PLAN

The following summary of the Plan is subject to the complete terms of the Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

1. ELIGIBLE EMPLOYEES AND MAXIMUM AWARD. Key executives of the Corporation whose decisions and actions have a demonstrable impact on corporate profitability are eligible to participate. Currently, approximately 250 employees participate. The maximum award payable to "covered employees" in any calendar year is $2,000,000.

2. ADMINISTRATION. The Compensation Committee of the Board of Directors (the "Committee") shall be responsible for the implementation and administration of the Plan. The Committee's functions shall include, but not be limited to: interpretation of the Plan and establishment of the rules and regulations governing Plan administration; selection of participants; approval of performance objectives upon which the percentage of payment of awards shall be based; determination of the degree of the attainment of the performance objectives; and determination of the size of individual awards and payments to participants. In reaching its decisions, the Committee shall consider recommendations made by the CEO and such other members of management as the CEO shall designate. Members of the Committee must be "outside directors" as defined in the regulations under the Code and may not participate in the Plan.

3. PERFORMANCE OBJECTIVES AND TARGETS. Performance objectives for each participant may consist of financial objectives, individual objectives, or a combination thereof, except that with respect to "covered employees," the performance objectives may consist of financial objectives only. Financial objectives are established by the Committee each year based upon one or more of the following performance measures: earnings per share, net income, net operating income, revenue growth, return on sales, working capital, return on equity, return on assets, total return to shareholders, and cash flow, each of which may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, acquired businesses, minority investments, partnerships or joint ventures. At the same time, a "range" of achievement for financial objectives ranging from minimum to target to maximum levels are established by the Committee. The Committee may alter or adjust financial objectives during the course of a year, or alter or adjust the financial results otherwise reported or achieved by the Corporation during such year, except with respect to the "covered employees," for whom the Committee shall have no discretion to increase, but may decrease, the amount of an award payable based upon the range of achievement of the financial objectives.

4. OTHER AWARD CRITERIA. Except with respect to "covered employees," the Committee may also, as to a participant, make a portion of the award opportunity subject to qualitative or quantitative individual goals to be achieved. Individual objectives may be altered or amended during an award year to properly reflect changed business conditions and priorities, subject to approval by the CEO or his delegate.

5. PAYMENT OF AWARDS. Payment of earned awards is made as soon as practicable after the end of the year in which earned. No award is earned with respect to a financial objective at or below the minimum level of achievement established; the target award opportunity with respect to a financial objective is earned if the target is achieved; achievement between the minimum and the target levels results in a pro rata award with respect to that financial objective. An amount larger than the target award opportunity for each financial objective can be earned for exceeding that target.

If a participant's employment is terminated because of death, disability, retirement or with the approval of the Committee in connection with a "no fault" termination as provided in the Corporation's policies and procedures, the participant shall receive a pro rata award payment based on the portion of the year the participant was employed by the Corporation in an eligible position while the award was outstanding and the degree to which during such year the performance objectives were achieved. No award will be payable to any participant who voluntarily resigns his/her employment prior to the payment date for such award.

In addition to or in lieu of awards granted to participants under the Plan, the Committee may from time to time make grants and awards to participants pursuant to the 1993 Key Employee Stock Incentive Plan and/or other compensation plans of the Corporation.

6. CHANGE OF CONTROL. In the event of a Change of Control of the Corporation, then immediately after such event becomes effective, the Corporation shall pay to each participant the pro rata amount of the participant's target award for the applicable year. Reasonable legal fees incurred by a participant in enforcing rights under such Change of Control provisions shall be paid for by the Corporation in addition to sums otherwise due under the Plan. A Change of Control generally is deemed to occur if: (i) any person becomes the owner of 20% or more of the Corporation's voting securities; (ii) individuals who, as of the date of the Plan, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board (provided that any person who subsequently becomes a director and is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such person were a member of the Incumbent Board); (iii) the shareholders approve a merger or consolidation in which the Corporation's voting securities do not continue to represent at least 50% of the surviving entity; or (iv) the shareholders approve a liquidation, dissolution or sale of all or substantially all of the Corporation's assets.

7. AMENDMENT. The Plan may be amended by the Board of Directors upon a recommendation of the Committee, except that, without approval of the shareholders, the Board or Committee may not change (i) the performance measures with respect to awards of "covered employees," (ii) the individuals or class of individuals eligible to participate or (iii) the maximum amount payable to a "covered employee" under the Plan.

8. EFFECTIVENESS. If the Plan is approved by shareholders at this Annual Meeting, it will be effective in the form approved with respect to grants of awards to be earned during 1996 and thereafter.

                 AWARDS UNDER THE KEY EXECUTIVE SHORT-TERM PLAN

Because the amounts to be received under the 1996 Key Executive Short-Term Plan can only be determined in the future, the table below shows the dollar amounts that would have been earned had the Plan been in effect during 1995 for the named executive officers; for all current executive officers, as a group; for all current directors who are not executive officers, as a group; and for all employees, including all current officers who are not executive officers, as a group.

----------------------------------------------------------------------------------------------------------
                                                                             1996 Key Executive Short-Term
                                                                                   Incentive Plan(a)
                                                                                   ----------------
                                   Name                                             Dollar Value($)
---------------------------------------------------------------------------  -----------------------------
Joseph L. Dionne                                                                      $   678,181
  Chairman and
  Chief Executive Officer
Harold W. McGraw III                                                                  $   382,973
  President and
  Chief Operating Officer
Robert J. Bahash                                                                      $   244,487
  Executive Vice President,
  Chief Financial Officer
Thomas J. Sullivan                                                                    $   234,457
  Executive Vice President,
  Administration
Robert N. Landes(b)                                                                   $   159,344
  Senior Executive
  Vice President
Executive Officer Group                                                               $ 2,345,619
Non-Executive Officer Director Group                                                  $   165,453
Non-Executive Officer Employee Group                                                  $ 9,106,682
----------------------------------------------------------------------------------------------------------

(a) Actual amounts earned during 1996 may be less than, equal to, or greater than the amount shown depending upon the Corporation's performance during 1996.

(b) Due to Mr. Landes' retirement on December 31, 1995, he will not participate in the 1996 Key Executive Short-Term Incentive Compensation Plan.

APPROVAL AND RELATED MATTERS

The affirmative vote of the holders of a majority of the votes cast of the Common Stock and $1.20 Convertible Preference Stock, voting together as a single class, is required to approve the Plan.

The following resolution will be offered by the Board of Directors at the Annual
Meeting:

     RESOLVED: That the Corporation's 1996 Key Executive Short-Term Incentive Compensation Plan in the form of Exhibit A as appended to this Proxy Statement be, and hereby is, authorized, approved and adopted.

THE BOARD OF DIRECTORS' RECOMMENDATION

Your Board recommends that you vote FOR this resolution. Unless otherwise specified by the shareholder, the Board intends the accompanying proxy to be voted for this resolution.

          3.   APPROVAL OF THE DIRECTOR DEFERRED STOCK OWNERSHIP PLAN

On January 31, 1996, the Board of Directors unanimously adopted The McGraw-Hill Companies, Inc. Director Deferred Stock Ownership Plan (the "Director Stock Plan" or the "Plan"), subject to approval by the Corporation's shareholders at this Annual Meeting. The Director Stock Plan is intended to replace the 1993 McGraw-Hill Stock Payment Plan for Directors and The McGraw-Hill Companies, Inc. Directors Retirement Plan. In general, under the Director Stock Plan shares of the Corporation's Common Stock shall be credited on an annual basis to a bookkeeping account maintained for each non-employee director, to be delivered in the form of stock certificates at the time such director ceases to be a member of the Board. Before such delivery of stock certificates, no actual shares would be set aside for the directors. The corporate purpose underlying the Plan is to attract and retain qualified persons to serve as directors, to enhance the equity interest of directors in the Corporation, to solidify the common interests of its directors and shareholders, and to encourage the highest level of director performance by providing such directors with a proprietary interest in the Corporation's performance and progress.

                         SUMMARY OF DIRECTOR STOCK PLAN

The following summary of the Director Stock Plan is subject to the complete terms of such Plan, a copy of which is attached to this Proxy Statement as Exhibit B.

1. ELIGIBLE PARTICIPANTS. Each individual who is a director on July 1, 1996, and each individual who becomes a director thereafter during the term of the Director Stock Plan, shall be a participant ("Participant") in the Plan, in each case during such period as such individual remains a director and is not an employee of the Corporation. There are currently 12 non-employee directors.

2. ADMINISTRATION. The Director Stock Plan shall be administered by a committee consisting of the Corporation's Chief Executive Officer, President, Chief Financial Officer, Senior Vice President - Human Resources, and General Counsel (the "Committee"). The Committee shall have full authority to construe and interpret the Plan, and to take all such actions and make all such determinations in connection with the Plan as it may deem necessary or desirable, provided, however, that neither the Committee nor the Board shall be authorized to exercise any discretion with respect to the selection of persons to receive credits of shares of Common Stock or concerning the amount or timing of such credits under the Plan.

3. SHARES AVAILABLE. The maximum number of shares of Common Stock which may be credited to deferred stock accounts pursuant to the Director Stock Plan is 80,000, subject to adjustment upon extraordinary changes in the capitalization of the Corporation due to merger, stock split (including the stock split to be effected April 26, 1996), stock dividend or other similar events. Such shares may consist in whole or in part of authorized and unissued shares or treasury shares.

4. ACCOUNTS; CREDIT OF SHARES. The Corporation shall maintain a bookkeeping account ("deferred stock account") for each Participant. As of the last day of each plan year, such account shall be credited with (i) a number of shares of Common Stock having a fair market value, as defined in the Plan, equal to the greater of $30,000 or the average total cash compensation received during the year by the Participants who were Participants during the entire plan year in any capacity as directors plus (ii) a number of shares equal to the total deferred stock account multiplied by a Dividend Equivalent for each dividend paid with respect to the Common Stock during the year. "Dividend Equivalent" for a given dividend means a number of shares of Common Stock having a fair market value, as defined in the Plan, equal to the amount of cash and other property that is distributed with respect to one share of Common Stock pursuant to such dividend.

With respect to 1996, each Participant shall receive a pro rata payment in shares credited to such Participant's deferred stock account for the six-month period beginning on July 1, 1996 and ending on December 31, 1996. Any Participant who is a member of the Board of Directors for less than a full calendar year shall receive a pro rata payment in shares credited to such Participant's deferred stock account for that portion of the year served on the Board.

Each Participant may make a voluntary election to defer payment of all or part of the total cash compensation for services as a director and to have the Participant's deferred stock account credited with shares of Common Stock equal in value to such deferred compensation.

5. DELIVERY OF SHARES. The shares of Common Stock in a Participant's deferred stock account shall be delivered as of the date, or if so elected by a Participant within five years after, a Participant ceases to be a director of the Corporation for any reason. Upon delivery, the former director shall be entitled to all rights of a shareholder with respect to such issued shares, includ-ing the right to vote the shares, provided that such shares shall be subject to a restriction against transfer for at least six months after the date the Participant ceases to be a director.

6. CHANGE OF CONTROL. In the event of a Change of Control of the Corporation, the shares of Common Stock held in the deferred stock accounts immediately before such Change of Control shall automatically be converted into a cash amount equal to the most valuable consideration per share of Common Stock paid to any shareholder in the transaction that results in a Change of Control, and such cash amount shall be immediately paid to the Participant.

7. EFFECTIVENESS. If the Director Stock Plan is approved by shareholders at this Annual Meeting, it will be effective in the form approved on July 1, 1996 and will remain in effect until terminated by the Board of Directors or until no shares of Common Stock remain available under the Plan.

8. AMENDMENT. The Board of Directors may terminate the Director Stock Plan at any time and, except as otherwise described herein, may amend the Plan from time to time in any respect the Board deems to be in the best interest of the Corporation; provided, however, that no such amendment shall be effective without the approval of the shareholders of the Corporation if shareholder approval of said amendment is then required pursuant to the securities laws or any other requirement applicable to the Corporation.

            AWARDS UNDER THE DIRECTOR DEFERRED STOCK OWNERSHIP PLAN

Because the number of shares of Common Stock to be credited under the Director Stock Plan will be allocated in the future, the amounts of such awards are not readily determinable. The table below shows the number of shares of Common Stock that would have been credited to deferred stock accounts pursuant to the Plan in respect of all current non-employee directors as a group had the Plan been in effect during 1995.

-----------------------------------------------------------------------------------------------------------
                                                                                                 Number of
                                                                                                   Share
                                                                             Dollar Value($)     Interests*
                                                                             ---------------     ----------
All current non-employee directors as a group..............................     $ 340,442          4,489
-----------------------------------------------------------------------------------------------------------

* The number of shares credited is based on the average 12 month price of the Corporation's Common Stock during 1995 of $75.8450.

APPROVAL AND RELATED MATTERS

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock and $1.20 Convertible Preference Stock, voting together as a single class, is required to approve the Director Stock Plan.

The following resolution will be offered by the Board of Directors at the Annual
Meeting:

     RESOLVED: That The McGraw-Hill Companies, Inc. Director Deferred Stock Ownership Plan covering 160,000 shares of Common Stock, as adjusted to reflect the stock split effective April 26, 1996, in the form of Exhibit B as appended to this Proxy Statement be, and hereby is, authorized, approved and adopted.

THE BOARD OF DIRECTORS' RECOMMENDATION

Your Board recommends that you vote FOR this resolution. Unless otherwise specified by the shareholder, the Board intends the accompanying proxy to be voted for this resolution.

            4.   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

During the year ended December 31, 1995, Ernst & Young LLP audited the consolidated financial statements of the Corporation and its subsidiaries.

The Board of Directors, after receiving a favorable recommendation from the Audit Committee, has again selected Ernst & Young LLP to serve as the Corporation's independent auditors for 1996. Although not required to do so, the Board is submitting the selection of this firm for ratification by the Corporation's shareholders to ascertain their views. Ernst & Young LLP has advised the Corporation that it has no direct, nor any material indirect, financial interest in the Corporation or any of its subsidiaries. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and such representative will be available to respond to appropriate questions.

The following resolution will be offered by the Board of Directors at the Annual
Meeting:

     RESOLVED: That the selection by the Board of Directors of Ernst & Young LLP as independent auditors for this Corporation and its subsidiaries for 1996 be, and hereby is, ratified and approved.

THE BOARD OF DIRECTORS' RECOMMENDATION

Your Board recommends that you vote FOR this resolution. Unless otherwise specified by the shareholder, the Board intends the accompanying proxy to be voted for this resolution.

               5.   SHAREHOLDER PROPOSAL TO ELIMINATE ELECTION OF
                              DIRECTORS BY CLASSES

Mr. William Steiner, the beneficial owner of 200 shares of the Corporation's Common Stock, having an address of 4 Radcliff Drive, Great Neck, New York 11024, has given notice that he intends to propose the following resolution at the Annual Meeting. The proposed resolution and supporting statement, for which the Board of Directors and the Corporation accept no responsibility, are as follows:

     "RESOLVED, that the stockholders of the Company request that the Board of Directors take the necessary steps, in accordance with state law, to declassify the Board of Directors so that all directors are elected annually, such declassification to be effected in a manner that does not affect the unexpired terms of directors previously elected."

                       SHAREHOLDER'S SUPPORTING STATEMENT

At last year's annual meeting of stockholders a similar resolution was approved by a significant number of the voting shares.

The election of directors is the primary avenue for stockholders to influence corporate governance policies and to hold management accountable for implementation of those policies. I believe that the classification of the Board of Directors, which results in only a portion of the Board being elected annually, is not in the best interests of the Company and its stockholders.

The Board of Directors of the Company is divided into three classes serving staggered three-year terms. I believe that the Company's classified Board of Directors maintains the incumbency of the current Board and therefore of current management, which in turn limits management's accountability to stockholders.

The elimination of the Company's classified Board would require each new director to stand for election annually and allow stockholders an opportunity to register their views on the performance of the Board collectively and each director individually. I believe this is one of the best methods available to stockholders to insure that the Company will be managed in a manner that is in the best interests of the stockholders.

I am a founding member of the Investors Rights Association of America and I believe that concerns expressed by companies with classified boards that the annual election of all directors could leave companies without experienced directors in the event that all incumbents are voted out by stockholders, are unfounded. In my view, in the unlikely event that stockholders vote to replace all directors, this decision would express stockholder dissatisfaction with the incumbent directors and reflect the need for change.

                 I urge your support, vote for this resolution.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL

The Corporation continues to believe it is important to maintain a classified Board of Directors and to do so is in the best interests of its shareholders.

A classified Board offers a number of advantages. The current division of the Board into three classes, with one class elected each year for a three-year term, increases the likelihood that at all times at least a majority of the directors will have experience and familiarity with the business, affairs and issues of the Corporation. The Board of Directors believes that, as such, the classified Board provides continuity and stability in the membership of the Board and in its policies, permitting new directors to become familiar with the business of the Corporation and to benefit from the experience of the continuing directors. Moreover, the directors of the Corporation are fully accountable to serve the shareholders' interests throughout their term of office, whether that term is three years or one year.

The Board believes the classified Board structure also reduces the ability of a third party to effect a sudden or surprise change in the direction of the Corporation without the support of the Board. Existence of a classified Board will not, and does not purport to, prevent an unsolicited takeover attempt. However, a classified Board of Directors provides a measure of protection for shareholders against certain potentially coercive take-over tactics. Such tactics include the accumulation, without notice, by a third party of significant positions in the stock of a corporation as a prelude to proposing a takeover or a restructuring or sale of all or part of a corporation or other similar extraordinary corporate action. In some cases, the third party may not truly be interested in acquiring the corporation, but rather uses the threat of a proxy fight or a takeover bid as a means of attempting to force the corporation to repurchase its equity position at a substantial premium over market price.

Significantly, the imminent threat of removal of the Board of Directors severely curtails its ability to negotiate effectively with third parties. The Board may be deprived of the time and information necessary to evaluate an unsolicited proposal, to study alternative proposals and to help ensure that the best price for shareholders is obtained in any transaction involving the Corporation which may ultimately be undertaken. Since gaining control of a classified Board cannot be done immediately and would, absent Board approval, take at least two annual meetings, a classified Board is afforded more time to study and evaluate any transaction proposal and to attempt to develop a superior financial alternative to any unsolicited proposal. A classified Board therefore creates some additional negotiating leverage for the Board to seek the best terms for all shareholders and to resist proposals that the Board determines to be contrary to the best interests of shareholders.

Election of directors by classes is a common practice that has been adopted by many companies and currently exists at approximately 291 of the 500 companies comprising the Standard & Poor's 500 Stock Price Index. It is also specifically permitted by the laws of many states, including the State of New York.

This shareholder proposal seeks to reverse the action taken by the Corporation's shareholders at the 1985 Annual Meeting to approve classification of the Board. Approximately 78% of the votes cast by the Corporation's shareholders at that meeting were in favor of creating a classified Board. Under the corporate law of the State of New York, the state in which the Corporation is incorporated, declassification of the Board of Directors can be effected only by the Board authorizing an amendment to the Corporation's certificate of incorporation and directing that the amendment be submitted to a vote of the Corporation's shareholders. With respect to such vote by the Corporation's shareholders, the affirmative vote of 80% of all outstanding shares is required under the Corporation's Restated Certificate of Incorporation for approval of such amendment. Therefore, the adoption of this proposal would not in itself reinstate the annual election of directors, but would only amount to an advisory recommendation to the Board that it take steps to initiate such an amendment. A similar proposal was rejected by the shareholders at the 1995 Annual Meeting.

Your Board of Directors urges that shareholders vote AGAINST this shareholder proposal. Unless otherwise specified by the shareholder, the Board intends the accompanying proxy to be voted against this resolution.

                               6.   OTHER MATTERS

The Board of Directors knows of no other matters which may properly be brought before the Annual Meeting. However, if other matters should properly come before the Meeting, it is the intention of those named in the solicited proxy to vote such proxy in accordance with their best judgment.

COMPLIANCE WITH SECTION 16(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange reports on Forms 3, 4 and 5 concerning their ownership of the Common Stock and other equity securities of the Corporation.

Based solely on the Corporation's review of copies of such reports and written representations that no other reports were required, the Corporation believes that all of its directors and executive officers filed all of said reports on a timely basis during 1995, except for James H. Ross, who inadvertently filed one late report on Form 4 disclosing one transaction.

SHAREHOLDER PROPOSALS FOR 1997

Shareholder proposals which may be submitted for inclusion in the Corporation's proxy statement and form of proxy for the 1997 Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices, 1221 Avenue of the Americas, New York, New York 10020, on or before November 21, 1996. Such proposals when submitted must be in full compliance with applicable laws.

By Order of the Board of Directors

Scott L. Bennett
Senior Vice President,
Associate General Counsel and Secretary

New York, New York
March 21, 1996

                                                                       EXHIBIT A

                        THE MCGRAW-HILL COMPANIES, INC.

                    1996 KEY EXECUTIVE SHORT-TERM INCENTIVE

                               COMPENSATION PLAN

Section 1. PURPOSE

The 1996 Key Executive Short-Term Incentive Compensation Plan is intended to increase the profitability of The McGraw-Hill Companies by providing the opportunity for key executives to earn incentive payments based upon individual achievement and company performance. It is the purpose of the Plan to motivate key executives to the attainment of demanding goals by providing recognition and rewards in the form of incentive awards. The Plan has the further purpose of fulfilling the Corporation's objective of offering a fully competitive total compensation package to its key employees, thus enabling The McGraw-Hill Companies to attract and retain executives of the highest caliber and ability.

Section 2. DEFINITIONS

The following terms used in the Plan are defined as follows:

AWARD YEAR -- the calendar year of the Corporation during which Performance Objectives must be achieved by the Participant.

BOARD OF DIRECTORS -- the Corporation's Board of Directors.

CEO -- the Chief Executive Officer of the Corporation.

COMMITTEE -- the Compensation Committee, or a special subcommittee thereof, of the Board of Directors. The Committee or the special subcommittee thereof, shall be composed solely of two or more "outside directors" as defined in the regulations under Section 162(m) of the Internal Revenue Code ("the Code").

CORPORATION -- The McGraw-Hill Companies, Inc.

COVERED EMPLOYEE -- a key executive as contemplated by the regulations under
Section 162(m) of the Code.

DISABILITY -- "Disability" means eligibility for disability benefits under the terms of McGraw-Hill's Long-Term Disability Plan in effect at the time the Participant becomes disabled.

EARLY RETIREMENT -- means with the approval of the Committee termination of employment under a retirement plan of The McGraw-Hill Companies provided that a participant is age 55 or older with at least 10 years of service and is eligible to receive a McGraw-Hill pension benefit payable upon termination.

MANAGEMENT -- The CEO and such other member of The McGraw-Hill Companies management as the CEO may from time to time designate to take action with respect to the Plan.

MCGRAW-HILL OR THE MCGRAW-HILL COMPANIES -- The McGraw-Hill Companies, Inc. and its 20% or more owned subsidiaries and partnerships in which The McGraw-Hill Companies own 20% or more of the partnership interests.

NORMAL RETIREMENT -- means termination of employment from the Corporation on or after age 65.

PARTICIPANT -- a key executive of The McGraw-Hill Companies whose decisions and actions significantly affect the Corporation's growth and profitability and who receives an award opportunity under the Plan as determined by the Committee.

PERFORMANCE OBJECTIVES -- significant financial or individual objectives to be achieved by the Participant during the Award Year and upon which the percentage of payment of the Target Award shall be based.

PLAN -- The McGraw-Hill Companies, Inc. 1996 Key Executive Short-Term Incentive Compensation Plan.

RETIREMENT -- means Normal or Early Retirement.

TARGET AWARD -- the payment that shall be made to the Participant if the Participant's Performance Objectives are achieved during the applicable Award Year.

Section 3. EFFECTIVE DATE

Subject to compliance with all applicable legal requirements, the Plan shall be effective as of January 1,

1996, subject to the approval by shareholders at the 1996 Annual Meeting. The 1996 calendar year shall be the first Award Year of the Plan. No future awards shall be granted subsequent to the 2000 Award Year unless the Plan is extended by the Board of Directors.

Section 4. ADMINISTRATION

The Committee shall be responsible for the implementation and administration of the Plan. No Committee member shall be eligible for a Target Award under the Plan while serving as a Committee member. The Committee's functions shall include, but not be limited to: (a) interpretation of the Plan (which interpretation shall be final and binding, unless otherwise determined by the Board of Directors) and establishment of the rules and regulations governing Plan administration; (b) selection of Participants; (c) determination of Target Awards; (d) approval of Performance Objectives; (e) determination of the degree of the attainment of the Performance Objectives; and (f) determination of the size of individual awards and payments to Participants. In reaching its decisions, the Committee shall consider recommendations made by Management. The Committee may, in discharging its responsibilities under the Plan, delegate such duties to officers or other employees of The McGraw-Hill Companies as it deems appropriate, with the exception of decisions which affect the Covered Employees. In addition, the Committee is authorized to use the services of the Corporation's Corporate Audit Department and/or independent auditors to determine the level of achievement of Performance Objectives, subject to the certification of the Committee with respect to the achievement of the Performance Objectives for the Covered Employees.

Section 5. ELIGIBILITY

The Committee shall select Participants based on recommendations of Management. Selection as a Participant shall be limited to those key employees of The McGraw-Hill Companies who, by virtue of their positions, have a demonstrable impact on either the profitability of a major business unit of The McGraw-Hill Companies, or upon the overall profitability of The McGraw-Hill Companies. No Committee member shall be eligible to be a Participant while serving as a Committee member, but a director of the Corporation who is also a full-time employee, but not a member of the Committee, shall be eligible to be a Participant. No Participant or employee of The McGraw-Hill Companies shall have any right to be awarded any Target Award or actual payment under the Plan. In addition to or in lieu of awards granted to Participants pursuant to this Plan, the Committee may from time to time make grants and awards to Participants pursuant to the 1993 Key Employee Stock Incentive Plan and/or other incentive compensation plans of the Corporation.

Section 6. TARGET AWARD

The amount of the Target Award for each Participant shall be determined by the Committee at or near the start of the applicable Award Year based upon Management's recommendation. For Covered Employees, the Target Award, the related award schedule and the Performance Objective(s) shall be established within 90 days of the beginning of the Plan Year.

Section 7. PERFORMANCE OBJECTIVES

Performance Objectives for each Participant shall be established as provided in this section at demanding levels so that their achievement reflects commendable performance by the Participant. The Performance Objectives may consist of Financial Objectives, Individual Objectives or a combination of Financial and Individual Objectives. With respect to Covered Employees, the Performance Objectives shall consist of Financial Objectives only. Financial and Individual Objectives are defined as follows:

     (a) FINANCIAL OBJECTIVES -- Financial Objectives shall be expressed in terms of one or more of the following performance measures established by the Committee for each year: earnings per share, net income, net operating income, pre-tax profit, revenue growth, return on sales, return on equity, return on assets, return on investment, total return to shareholders, and cash flow, each of which may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, acquired businesses, minority investments, partnerships or joint ventures. At the same time, a "range" of achievement for financial objectives ranging from "zero" to "target" (100% of Target Award relating to Financial Objectives) to "maximum" shall be established. The Committee shall have the authority to alter or adjust Financial Objectives during the course of an Award Year, or to alter or adjust the financial results otherwise reported or achieved by the Corporation during such Award Year, if it is deemed appropriate to do so, except with respect to the Covered Employees who are subject to the terms of the last sentence of Section 9(b).

     (b) INDIVIDUAL OBJECTIVES -- Individual Objectives, if appropriate for a Participant, shall be expressed in terms of significant qualitative or quantitative individual goals to be achieved during the Award Year. Individual Objectives usually shall be established jointly by the Participant and the Participant's immediate superior, subject to approval by the CEO, or his delegate. Individual Objectives for all Participants in Grades 28 and above shall be reviewed by the Committee for consistency with overall Corporate goals and individual equity. A Participant's Individual Objectives may be altered or amended during an Award Year, if necessary, to properly reflect changed business conditions and priorities, subject to approval by the CEO or his delegate.

Section 8. NOTICE OF AWARD

Except as may otherwise be determined by the Committee, a Participant shall be notified in writing on or near the start of the Award Year of the amount of the Participant's Target Award and the Performance Objectives.

Section 9. AWARD DETERMINATION

As soon as practicable following the completion of each Award Year, the level of achievement of Performance Objectives for each Participant and the amount of the Award payment shall be determined by Management and with respect to Covered Employees approved by the Committee. The Award payments for Participants in Grade 28 and above, including the Covered Employees, are subject to review and approval by the Committee. The level of achievement of the Performance Objectives shall be determined in the following manner:

     (a) FINANCIAL OBJECTIVES -- For performance at or below the "zero" level of achievement, there shall be no payment. Performance between the "zero" level of achievement and the "target" level shall result in a payment in accordance with the established range of achievement payment schedule. Performance between the "target" and the "maximum" level of achievement shall result in a payment in accordance with the established range of achievement payment schedule.

     (b) ADJUSTMENTS IN FINANCIAL CALCULATIONS -- Except as provided below with respect to Covered Employees, the Committee in its sole discretion has the authority to effect adjustments from time to time in connection with determining the degree of achievement of the Financial Objectives for The McGraw-Hill Companies or a business unit of The McGraw-Hill Companies for the applicable year in question, and to make any other determinations, as it deems equitable, fair or advisable for the purpose of ascertaining the amount of any payments under this Plan. With respect to Covered Employees, the Committee shall have no discretion to increase, but may decrease, the amount of an award payable based upon the range of achievement of the Financial Objectives established under Sections 6 and 7 hereof.

     (c) INDIVIDUAL OBJECTIVES -- The attainment of Individual Objectives shall be determined by the Participant's superior, subject to review by Management and for Participants in Grade 28 and above by the Committee for consistent and equitable evaluations and judgments.

     (d) ACTUAL AWARDS -- The sum of the award based on achievement of Financial Objectives and, if applicable, Individual Objectives.

     (e) MAXIMUM AWARDS -- Where one or more objectives (but not necessarily all) have been clearly and demonstrably exceeded, a Participant (other than a Covered Employee) may be paid an amount in excess of the portion of the award related to such objectives. The maximum award payable to any Covered Employee for any Plan Year is $2,000,000.

Section 10. PAYMENT OF AWARDS

Award payments shall be made, less required tax and applicable benefits withholdings, as soon as practicable after the determination and final approval of such payments as provided in Section 9.

Section 11. TERMINATION OF EMPLOYMENT

If a Participant's employment with The McGraw-Hill Companies terminates during an Award Year because of death, Disability, Retirement or with the approval of the Committee in connection with a "no fault" termination as provided in the Corporation's policies and procedures (for example, a reduction in force or a change in job requirements), the Participant (or the Participant's designated beneficiary or estate in the absence of a surviving designated beneficiary) shall receive a pro rata Award payment based on the portion of the Award Year the Participant was employed by The McGraw-Hill Companies in an eligible position while the Target Award was outstanding and the degree to which during such Award Year the Performance Objectives were achieved. A Participant whose employment with The McGraw-Hill Companies terminates during an Award Year for any other reason shall not be eligible for any payment of an Award for such Award Year. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of The McGraw-Hill Companies. A leave of absence, approved by the Committee, shall not be deemed to be a termination of employment for pur-poses of this Plan, and may warrant a full or pro rata award as determined by the Committee.

No Award shall be payable to any Participant who voluntarily resigns his/her employment prior to the payment date for such Award. For purposes of the preceding sentence, death, Disability or Retirement, or "no fault" termination shall not be deemed a voluntary resignation.

Section 12. TRANSFER

If a Participant is transferred within The McGraw-Hill Companies during an Award Year to a position that is not considered as eligible for participation in the Plan, the Committee may, in its sole and absolute discretion, authorize a pro rata Award Payment based on the number of full months during which the Participant was in an eligible position while the Target Award was outstanding and the degree to which during such Award Year the Performance Objectives were achieved.

Section 13. AMENDMENT, SUSPENSION OR TERMINATION OF PLAN

The Board of Directors may at any time based upon a recommendation of the Committee, amend, suspend, or terminate the Plan, except that, without approval of the shareholders, the Board or Committee may not change (i) the performance measures in Section 7(a) with respect to Covered Employees, (ii) the individuals or class of individuals eligible to participate in the Plan, or (iii) the maximum amount payable to a Covered Employee under the Plan.

Section 14. NON-ASSIGNMENT OF RIGHTS.

A Participant's Target Award may not be assigned or transferred, and is not subject to attachment, garnishment, execution, or other creditor's processes. In the event of a Participant's death, the payment of the Award as provided in the Plan, if any, shall be made to the Participant's designated beneficiary, or estate in the absence of a surviving beneficiary.

Section 15. COSTS OF PLAN

The expenses incurred in administering the Plan, including any Committee fees, charges by the Corporation's independent auditors, or other costs, shall be borne by the Corporation.

Section 16. CHANGE OF CONTROL

In the event of a Change of Control of the Corporation, then immediately after such event becomes effective (the "Effective Date"), the Corporation shall pay to each Participant the pro rata amount of said Participant's Target Award for said Award Year, determined solely by the ratio which the number of calendar quarters during which the award had been outstanding (including the calendar quarter in which the Change of Control occurred) bears to four (4).

For purposes of this Plan, the term "Change of Control" shall mean any of the following events:

     (i) The acquisition (other than from the Corporation) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), (excluding, for this purpose, The McGraw-Hill Companies, or its subsidiaries, or any employee benefit plan of The McGraw-Hill Companies) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of common stock or the combined voting power of the Corporation's then outstanding voting securities entitled to vote generally in the election of directors; or

     (ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Corporation, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

     (iii) Approval by the stockholders of the Corporation of a reorganization, merger, or consolidation, in each case, with respect to which persons who were the stockholders of the Corporation immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Corporation or of the sale of all or substantially all of the assets of the Corporation.

     The reasonable legal fees incurred by any Participant to enforce his/her valid rights hereunder shall be paid for by the Corporation to the Participant in addition to sums otherwise due under this Plan, whether or not the Participant is successful in enforcing his/her rights or whether or not the matter is settled.

                                                                       EXHIBIT B

                        THE MCGRAW-HILL COMPANIES, INC.



                     DIRECTOR DEFERRED STOCK OWNERSHIP PLAN

1. NAME OF PLAN. This plan shall be known as the "The McGraw-Hill Companies, Inc. Director Deferred Stock Ownership Plan" and is hereinafter referred to as the "Plan."

2. PURPOSES OF PLAN. The purposes of the Plan are to enable The McGraw-Hill Companies, Inc., a New York corporation (the "Company"), to attract and retain qualified persons to serve as Directors, to enhance the equity interest of Directors in the Company, to solidify the common interests of its Directors and stockholders, and to encourage the highest level of Director performance by providing such Directors with a proprietary interest in the Company's performance and progress, by crediting them annually with shares of the Company's common stock, par value $1.00 per share (the "Common Stock").

3. EFFECTIVE DATE AND TERM. The Plan shall be effective as of July 1, 1996, provided that it is approved by holders of at least a majority of the outstanding shares of Common Stock and $1.20 convertible preference stock, voting together as a single class, at the Annual Meeting that occurs in 1996. The Plan shall remain in effect until terminated by action of the Board, or until no shares of Common Stock remain available under the Plan, if earlier.

4. DEFINITIONS.  The following terms shall have the meanings set forth below:

     "Annual Meeting" means an annual meeting of the shareholders of the Company.

     "Applicable Delivery Period" has the meaning set forth in Section 8(b).

     "Change of Control" means any of the following events:

          (a) The acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

          (b) Individuals who, as of the date hereof, constitute the Board of Directors (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
          Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

          (c) Approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of Directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

     "Change of Control Consideration" means, with respect to each share of Common Stock credited to a Deferred Stock Account, (i) the amount of any cash, plus the value of any securities and other noncash consideration, constituting the most valuable consideration per share of Common Stock paid to any shareholder in the transaction or series of transactions that results in a Change of Control or (ii) if no consideration per share of Common Stock is paid to any shareholder in the transaction or series of transactions that results in a Change of Control, the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change of Control. To the extent that such consideration consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined by the Committee in good faith.

     The "Committee" means the committee that administers the Plan, as more fully defined in Section 13.

     "Common Stock" has the meaning set forth in Section 2.

     The "Company" has the meaning set forth in Section 2.

     "Deferral Election" means an election pursuant to Section 6(a) or 6(b), as the case may be.

     "Deferred Stock Account" means a bookkeeping account maintained by the Company for a Director representing the Director's interest in the shares credited to such Account pursuant to Section 7.

     "Delivery Date" has the meaning set forth in Section 8(a).

     "Director" means an individual who is a member of the Board of Directors of the Company.

     The "Dividend Equivalent" for a given dividend or distribution means a number of shares of Common Stock having a Value, as of the date such Dividend Equivalent is credited to a Deferred Stock Account, equal to the amount of cash, plus the fair market value on the date of distribution of any property, that is distributed with respect to one share of Common Stock pursuant to such dividend or distribution; such fair market value to be determined by the Committee in good faith.

     The "Election Amount" for each Participant who has made a Deferral Election pursuant to Section 6 shall be, with respect to each Plan Year, (i) the percentage that is set forth in the Participant's written notice of the Deferral Election multiplied by (ii) the total cash compensation receivable from the Company during the Plan Year by the Participant in such Participant's capacity as a Director, including without limitation retainers, fees for serving as committee members, Board meeting fees and committee meeting fees.

     The "Fraction," with respect to a person who was a Participant during part, but not all, of a calendar year, means the amount obtained by dividing (i) the number of calendar months during such calendar year that such person was a Participant by (ii) 12; provided, that for purposes of the foregoing a partial calendar month shall be treated as a whole month.

     "Installment Delivery Election" has the meaning set forth in Section 8(b).

     "Participant" has the meaning set forth in Section 5.

     "Plan Year" means the calendar year; provided, that the First Plan Year shall begin on July 1, 1996 and end on December 31, 1996; and provided, further, that the last Plan Year with respect to a Director who ceases to be a Participant during a calendar year, shall begin on the first day of such calendar year and end on the day such Director ceases to be a Participant.

     "Stock Amount" means (i) with respect to the first Plan Year, $15,000; and
     (ii) with respect to each other Plan Year, the greater of (A) $30,000 or
     (B) the average total cash compensation receivable (disregarding for this purpose Deferral Elections made by any Director) during the Plan Year by the Participants who were Participants during the entire Plan Year in any capacity as Directors, including without limitation retainers, fees for serving as committee members, Board meeting fees and committee meeting fees.

     The "Value" of a share of Common Stock as of the last day of a given Plan Year shall mean the average (rounded to the nearest cent) of the monthly average for each of the full calendar months during such Plan Year of the means between the reported high and low sale prices of a share of Common Stock on the New York Stock Exchange composite tape (or, if the Common Stock is not listed on such exchange, on any other national securities exchange on which the Common Stock is listed) for each trading day during each such calendar month. If the Common Stock is not traded on any national securities exchange, the Value of the Common Stock shall be determined by the Committee in good faith.

5. ELIGIBLE PARTICIPANTS. Each individual who is a Director on July 1, 1996, and each individual who becomes a Director thereafter during the term of the Plan, shall be a participant ("Participant") in the Plan, in each case during such period as such individual remains a Director and is not an employee of the Company or any of its subsidiaries.

6. ELECTION TO RECEIVE SHARES IN LIEU OF CASH COMPENSATION.  (a) Subject to
Section 6(b), each Participant in the Plan may make an irrevocable, one-time Deferral Election to defer payment of all or part of the total cash compensation for services as a Director to be earned during each Plan Year and to have the Participant's Deferred Stock Account credited with shares of Common Stock equal in Value to such deferred compensation. In order to make a Deferral Election pursuant to this Section 6(a), a Participant must deliver to the Secretary of the Company a written notice of the Deferral Election setting forth the percentage of the Participant's total cash compensation to be deferred. In the case of Participants who are Directors on July 1, 1996, this notice must be delivered no later than the last business day before July 1, 1996; in the case of Participants who become Directors after July 1, 1996 during the term of the Plan, this notice must be delivered within thirty days of the date on which the Participant becomes a Director.

(b) It is the intention of this Plan that Participants shall have the ability to make a Deferral Election on an annual basis from and after such time (the "Effective Time") as annual Deferral Elections would not cause the Plan to fail to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3"). From and after the Effective Time, a Participant may make a Deferral Election on an annual basis to defer payment of all or part of the total cash compensation for services as a Director to be earned during the next succeeding Plan Year and to have the Participant's Deferred Stock Account credited with shares of Common Stock equal in Value to such deferred compensation. In order to make a Deferral Election pursuant to this Section 6(b), the Participant must deliver written notice of the Deferral Election setting forth the percentage of the Participant's total cash compensation to be deferred to the Secretary of the Company no later than the last business day prior to the commencement of the Plan Year to which the Deferral Election relates. Any such written notice of the Deferral Election pursuant to this
Section 6(b) shall remain in effect for subsequent Plan Years unless such Participant delivers a written notice setting forth a different Deferral Election which shall be applied to future Plan Years until further written notice is received by the Secretary of the Company pursuant to this Section 6(b).

7. ACCOUNTS; CREDIT OF SHARES. (a) The Company shall maintain a Deferred Stock Account for each Participant. As part of the compensation payable to each Participant for service on the Board, the Deferred Stock Account of each Participant shall be credited with shares of Common Stock as set forth in this
Section 7.

(b) As of the last day of each Plan Year, the Deferred Stock Account of each Director who was a Participant at any time during such Plan Year shall be credited with (i) a number of shares of Common Stock having a Value equal to the sum of (A) the Stock Amount multiplied by the applicable Fraction and (B) the Election Amount, if any; plus (ii) a number of shares equal to (A) the number of shares credited as of that date pursuant to clause (i) multiplied by (B) the Dividend Equivalent for each dividend paid or other distribution made with respect to the Common Stock, the record date for which occurred during such Plan Year and at a time when such Participant was a Participant.

(c) In addition, as of the last day of each Plan Year, each Deferred Stock Account that has not, as of such date, been delivered in full pursuant to
Section 8 shall be credited with a number of shares equal to (i) the number of shares of Common Stock in such Deferred Stock Account as of such date (before taking into account any amounts that are credited as of such date pursuant to
Section 7(b) above) multiplied by (ii) the Dividend Equivalent for each dividend paid or other distribution made with respect to the Common Stock, the record date for which occurred during such Plan Year and at a time when such Participant was a Participant.

8. DELIVERY OF SHARES. (a) The shares of Common Stock in a Director's Deferred Stock Account as of the date the Director ceases to be a Director for any reason (the "Delivery Date") shall be delivered or begin to be delivered in accordance with this Section 8 as soon as practicable after the Delivery Date. Such shares shall be delivered at one time; provided, that if the number of shares so credited includes a fractional share, such number shall be rounded to the nearest whole number of shares; and provided, further, that if the Director has in effect a valid Installment Delivery Election pursuant to Section 8(b) below, then such shares shall be delivered in equal yearly installments over the Applicable Delivery Period, with the first such installment being delivered on the first anniversary of the Delivery Date; provided, that if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Director has died or become legally incompetent, they shall be delivered to the Director's estate or legal guardian, as the case may be, in accordance with the foregoing; provided, that if the Director dies with a valid Installment Delivery Election in effect, the Committee shall deliver all remaining undelivered shares to the Director's estate immediately. References to a Director in this Plan shall be deemed to refer to the Director's estate or legal guardian, where appropriate.

(b) An Installment Delivery Election means a written election by a Participant, on such form as may be prescribed by the Committee, to receive delivery of shares of Common Stock in installments over a period of up to five years (the "Applicable Delivery Period"), as more fully described in paragraph (a) above. Once made, an Installment Delivery Election may be superseded by another Installment Delivery Election or revoked in writing by the Participant. However, in order for any initial or superseding Installment Delivery Election or revocation thereof to be valid, it must be received by the Committee prior to the Plan Year preceding the Plan Year in which the Participant ceases to be a Director. In the case of multiple Installment Delivery Elections and/or revocations by any Participant, the most recent valid Installment Delivery Election or revocation in effect as of the Delivery Date shall be controlling.

9. SHARE CERTIFICATES; VOTING AND OTHER RIGHTS. The certificates for shares delivered to a Director pursuant to Section 8 above shall be issued in the name of the Director, and the Director shall be entitled to all rights of a shareholder with respect to Common Stock for all such shares issued in his or her name, including the right to vote the shares, and the Director shall receive all dividends and other distributions paid or made with respect thereto.

10. GENERAL RESTRICTIONS. (a) Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

     (i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

     (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

     (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

(b) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

(c) No Common Stock delivered to a Director pursuant to the Plan may be sold until at least six months after the date that the Director ceases to be a Director.

11. SHARES AVAILABLE. Subject to Section 12 below, the maximum number of shares of Common Stock which may be credited to Deferred Stock Accounts pursuant to the Plan is 80,000. Shares of Common Stock issuable under the Plan may be taken from authorized but unissued or treasury shares of the Company or purchased on the open market.

12. CHANGE IN CAPITAL STRUCTURE; CHANGE OF CONTROL. (a) In the event that there is, at any time after the Board adopts the Plan, any change in the Common Stock by reason of any stock dividend, stock split, combination of shares, exchange of shares, warrants or rights offering to purchase Common Stock at a price below its fair market value, reclassification, recapitalization, merger, consolidation, spin-off or other change in capitalization of the Company, appropriate adjustment shall be made in the number and kind of shares or other property subject to the Plan and the number and kind of shares or other property held in the Deferred Stock Accounts, and any other relevant provisions of the Plan by the Committee, whose determination shall be binding and conclusive on all persons.

(b) Without limiting the generality of the foregoing, and notwithstanding any other provision of this Plan, in the event of a Change of Control, the following shall occur on the date of the Change of Control (the "Change of Control Date"):
(i) the last day of the then current Plan Year shall be deemed to occur on the Change of Control Date; (ii) the Deferred Stock Accounts shall be credited with shares of Common Stock pursuant to Section 7 above, as if, for this purpose, the Participants ceased to be Participants on the Change of Control Date; (iii) the Company shall immediately pay to each Director in a lump sum the Change of Control Consideration multiplied by the number of shares of Common Stock held in each Director's Deferred Stock Account immediately before such Change of Control (including shares of Common Stock credited to each Director's Deferred Stock Account pursuant to clause (ii) above); and (iv) the Plan shall be terminated.

(c) If the shares of Common Stock credited to the Deferred Stock Accounts are converted pursuant to this Section 12 into another form of property, references in the Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for the Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of Common Shares shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

13. ADMINISTRATION; AMENDMENT. (a) The Plan shall be administered by a committee consisting of the Chief Executive Officer, the President, the Chief Financial Officer, the General Counsel and the Senior Vice President -- Human Resources of the Company (the "Committee"), which shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to take all such actions and make all such determinations in connection with the Plan as it may deem necessary or desirable.

(b) The Board may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that to the extent required to qualify transactions under the Plan for exemption under Rule 16b-3 no amendment to the Plan shall be adopted without further approval of the Company's stockholders in the manner prescribed in Section 3 hereof and, provided further, that if and to the extent required for the Plan to comply with Rule 16b-3, no amendment to the Plan shall be made more than once in any six-month period that would change the amount, price or timing of the grants of Common Stock hereunder other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

(c) The Board may terminate the Plan at any time.

(d) Notwithstanding any other provision of the Plan, neither the Board nor the Committee shall be authorized to exercise any discretion with respect to the selection of persons to receive credits of shares of Common Stock under the Plan or concerning the amount or timing of such credits under the Plan, and no amendment or termination of the Plan shall adversely affect the interest of any Director in shares previously credited to such Director's Deferred Stock Account without that Director's express written consent.

14. MISCELLANEOUS. (a) Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's shareholders or to limit the rights of the shareholders to remove any Director.

(b) The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock pursuant to the Plan, that a Director make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including without limitation by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Director, or by a cash payment to the Company by the Director.

15. GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York.

                        THE MCGRAW-HILL COMPANIES, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Scott L. Bennett and Thomas J. Sullivan, and each of them, proxies with full power of substitution, to vote the shares of stock of The McGraw-Hill Companies, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Shareholders of said Corporation to be held at the principal executive offices of the Corporation, 1221 Avenue of the Americas, New York, N.Y. 10020 on Wednesday, April 24, 1996, at 11 A.M., and any adjournment thereof.

THE MATTERS TO BE VOTED UPON AND THE INSTRUCTIONS ARE SET FORTH ON THE REVERSE SIDE. PLEASE VOTE, SIGN AND RETURN PROMPTLY.

               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

--------------------------------------------------------------------------------
                           - FOLD AND DETACH HERE -

[ X ] PLEASE MARK YOUR VOTES LIKE THIS

THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4 AND AGAINST PROPOSAL 5.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, 3 AND 4:

1a. Election of the following nominees as directors for two-year terms expiring at the 1998 Annual Meeting:

    Pedro Aspe and Robert P. McGraw

FOR THE                                    WITHHOLD AUTHORITY
NOMINEES(S)                                to vote for the nominee(s)
[ ]                                        [ ]

1b. Election of the following nominees as directors for three-year terms expiring at the 1999 Annual Meeting:

    Joseph L. Dionne, Don Johnston, Linda Koch Lorimer, Harold W. McGraw III and Alva O. Way

[ ]                                        [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

--------------------------------------------------------------------------------

2. Approval of the 1996 Key Executive Short-Term Incentive Compensation Plan.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

3. Approval of the Director Deferred Stock Ownership Plan.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

4. Ratification of the appointment of independent auditors for 1996.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSAL 5:

5. Shareholder Proposal requesting elimination of election of directors by classes.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.



Signature(s)
               ------------------------------------------------------------

Date
        ---------------------------

NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.

--------------------------------------------------------------------------------
                           - FOLD AND DETACH HERE -

                       THE MCRAW-HILL COMPANIES, INC.

            VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS

                          WEDNESDAY, APRIL 24, 1996

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER EMPLOYEES INVESTMENT PLAN
     OF MCGRAW-HILL BROADCASTING COMPANY, INC. AND ITS SUBSIDIARIES ("EIP")

The Trustee named is hereby instructed to vote all the shares of Common Stock of The McGraw-Hill Companies, Inc. which are credited to the undersigned's account as of March 11, 1996, at the Annual Meeting of Shareholders to be held on April 24, 1996, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 17, 1996. Your instructions will be kept confidential by the Trustee.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

--------------------------------------------------------------------------------
                           - FOLD AND DETACH HERE -

[ X ] PLEASE MARK YOUR VOTES LIKE THIS

---------------
    EIP

THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4 AND AGAINST PROPOSAL 5.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, 3 AND 4:

1a. Election of the following nominees as directors for two-year terms expiring at the 1998 Annual Meeting:

    Pedro Aspe and Robert P. McGraw

FOR THE                                    WITHHOLD AUTHORITY
NOMINEES(S)                                to vote for the nominee(s)
[ ]                                        [ ]

1b. Election of the following nominees as directors for three-year terms expiring at the 1999 Annual Meeting:

    Joseph L. Dionne, Don Johnston, Linda Koch Lorimer, Harold W. McGraw III and Alva O. Way

[ ]                                        [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

--------------------------------------------------------------------------------

2. Approval of the 1996 Key Executive Short-Term Incentive Compensation Plan.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

3. Approval of the Director Deferred Stock Ownership Plan.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

4. Ratification of the appointment of independent auditors for 1996:

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSAL 5:

5. Shareholder Proposal requesting elimination of election of directors by classes.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.


Signature(s)
               ------------------------------------------------------------

Date
        ---------------------------

NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.

-------------------------------------------------------------------------------
                           - FOLD AND DETACH HERE -

                             THE MCGRAW-HILL COMPANIES, INC.

             VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS

                           WEDNESDAY, APRIL 24, 1996

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE EMPLOYEE RETIREMENT
                   ACCOUNT PLAN OF STANDARD & POOR'S ("ERAP")

The Trustee named is hereby instructed to vote all the shares of Common
Stock of The McGraw-Hill Companies, Inc. which are credited to the undersigned's account as of March 11, 1996, at the Annual Meeting of Shareholders to be held on April 24, 1996, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 17, 1996. Your instructions will be kept confidential by the Trustee.

       PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

--------------------------------------------------------------------------------
                           - FOLD AND DETACH HERE -

[ X ] PLEASE MARK YOUR VOTES LIKE THIS

----------------
   S&P ERAP

THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4 AND AGAINST PROPOSAL 5.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, 3 AND 4:

1a. Election of the following nominees as directors for two-year terms expiring at the 1998 Annual Meeting:

     Pedro Aspe and Robert P. McGraw

FOR THE                                    WITHHOLD AUTHORITY
NOMINEE(S)                                to vote for the nominee(s)
[ ]                                        [ ]

1b. Election of the following nominees as directors for three-year terms expiring at the 1999 Annual Meeting:

     Joseph L. Dionne, Don Johnston, Linda Koch Lorimer, Harold W. McGraw III and Alva O. Way

[ ]                                        [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

--------------------------------------------------------------------------------

2. Approval of the 1996 Key Executive Short-Term Incentive Compensation Plan.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

3. Approval of the Director Deferred Stock Ownership Plan.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

4. Ratification of the appointment of independent auditors for 1996.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSAL 5:

5. Shareholder Proposal requesting elimination of directors by classes.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.



Signature(s)
               ------------------------------------------------------------

Date
        ---------------------------

NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.

-------------------------------------------------------------------------------
                           - FOLD AND DETACH HERE -

                        THE MCGRAW-HILL COMPANIES, INC.

            VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS

                          WEDNESDAY, APRIL 24, 1996

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE EMPLOYEE RETIREMENT
                ACCOUNT PLAN OF THE MCGRAW-HILL COMPANIES, INC.
                         AND ITS SUBSIDIARIES ("ERAP")

The Trustee named is hereby instructed to vote all the shares of Common Stock of The McGraw-Hill Companies, Inc. which are credited to the undersigned's account as of March 11, 1996, at the Annual Meeting of Shareholders to be held on April 24, 1996, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 17, 1996. Your instructions will be kept confidential by the Trustee.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

--------------------------------------------------------------------------------
                           - FOLD AND DETACH HERE -

[ X ] PLEASE MARK YOUR VOTES LIKE THIS

--------------
  MCGRAW-HILL
     ERAP


THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4 AND AGAINST PROPOSAL 5.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, 3, AND 4:

1a. Election of the following nominees as directors for two-year terms expiring at the 1998 Annual Meeting:

    Pedro Aspe and Robert P. McGraw

FOR THE                                    WITHHOLD AUTHORITY
NOMINEE(S)                                to vote for the nominee(s)
[ ]                                        [ ]

1b. Election of the following nominees as directors for three-year terms expiring at the 1999 Annual Meeting:

    Joseph L. Dionne, Don Johnston, Linda Koch Lorimer, Harold W. McGraw III and Alva O. Way

[ ]                                        [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

--------------------------------------------------------------------------------

2. Approval of the 1996 Key Executive Short-Term Incentive Compensation Plan.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

3. Approval of the Director Deferred Stock Ownership Plan.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

4. Ratification of the appointment of independent auditors for 1996.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSAL 5:

5. Shareholder Proposal requesting elimination of election of directors by classes.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.



Signature(s)
               ------------------------------------------------------------

Date
        ---------------------------

NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.

--------------------------------------------------------------------------------
                           - FOLD AND DETACH HERE -

                        THE MCGRAW-HILL COMPANIES, INC.

            VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS

                          WEDNESDAY, APRIL 24, 1996

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE SAVINGS INCENTIVE PLAN OF
          THE MCGRAW-HILL COMPANIES, INC. AND ITS SUBSIDIARIES ("SIP")

The Trustee named is hereby instructed to vote all the shares of Common Stock of The McGraw-Hill Companies, Inc. which are credited to the undersigned's account as of March 11, 1996, at the Annual Meeting of Shareholders to be held on April 24, 1996, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 17, 1996. Your instructions will be kept confidential by the Trustee.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

[ X ] PLEASE MARK YOUR VOTES LIKE THIS

-------------
MCGRAW-HILL
    SIP


THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4 AND AGAINST PROPOSAL 5.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, 3 AND 4:

1a. Election of the following nominees as directors for two-year terms expiring at the 1998 Annual Meeting:

    Pedro Aspe and Robert P. McGraw

FOR THE                                    WITHHOLD AUTHORITY
NOMINEES(S)                                to vote for the nominee(s)
[ ]                                        [ ]

1b. Election of the following nominees as directors for three-year terms expiring at the 1999 Annual Meeting:

   Joseph L. Dionne, Don Johnston, Linda Koch Lorimer, Harold W. McGraw III and Alva O. Way

[ ]                                        [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

--------------------------------------------------------------------------------

2. Approval of the 1996 Key Executive Short-Term Incentive Compensation Plan.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

3. Approval of the Director Deferred Stock Ownership Plan.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

4. Ratification of the appointment of independent auditors for 1996.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSAL 5:

5. Shareholder Proposal requesting elimination of election of directors by classes.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

And, in their discretion, in the transaction of such other business as may properly come before the Meeting.



Signature(s)
               ------------------------------------------------------------

Date
        ---------------------------

NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.

---------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                        THE MCGRAW-HILL COMPANIES, INC.

            VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS

                          WEDNESDAY, APRIL 24, 1996

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      TO: THE NORTHERN TRUST COMPANY, AS TRUSTEE UNDER THE SAVINGS
              INCENTIVE PLAN OF STANDARD & POOR'S ("SIP")

The Trustee named is hereby instructed to vote all the shares of Common Stock of The McGraw-Hill Companies, Inc. which are credited to the undersigned's account as of March 11, 1996, at the Annual Meeting of Shareholders to be held on April 24, 1996, and any adjournment thereof, on the items set forth on the reverse hereof, as described in the accompanying Proxy Statement and upon such other business as may properly come before the Meeting.

Voting rights will be exercised by the Trustee as directed, provided instructions are received by April 17, 1996. Your instructions will be kept confidential by the Trustee.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

--------------------------------------------------------------------------------
                           - FOLD AND DETACH HERE -

[ X ] PLEASE MARK YOUR VOTES LIKE THIS

----------------
   S&P SIP


THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4 AND AGAINST PROPOSAL 5.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2, 3 AND 4:

1a. Election of the following nominees as directors for two-year terms expiring at the 1998 Annual Meeting:

     Pedro Aspe and Robert P. McGraw

FOR THE                                    WITHHOLD AUTHORITY
NOMINEES(S)                                to vote for the nominee(s)
[ ]                                        [ ]


1b. Election of the following nominees as directors for three-year terms expiring at the 1999 Annual Meeting:

    Joseph L. Dionne, Don Johnston, Linda Koch Lorimer, Harold W. McGraw III and Alva O. Way

[ ]                                        [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name below.

--------------------------------------------------------------------------------

2.  Approval of the 1996 Key Executive Short-Term Incentive Compensation Plan.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

3.  Approval of the Director Deferred Stock Ownership Plan.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

4.  Ratification of the appointment of independent auditors for 1996.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSAL 6:

5. Shareholder Proposal requesting elimination of election of directors by classes.

FOR              AGAINST          ABSTAIN
[ ]              [ ]              [ ]


And, in their discretion, in the transaction of such other business as may properly come before the Meeting.



Signature(s)
               ------------------------------------------------------------

Date
        ---------------------------

NOTE: Please sign exactly as your name appears on this card and return the card in the enclosed envelope.

--------------------------------------------------------------------------------
                           - FOLD AND DETACH HERE -